AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) | RATING | PAGE 1 OF 45 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO.: HHSN2682011000031C

3. EFFECTIVE DATE: May 1, 2011

4. REQUISITION/PURCHASE REQUEST PROJECT NO.: 2036097

5. ISSUED BY — CODE

National Institutes of Health
National Heart, Lung, and Blood Institute
6701 Rockledge Drive (RKL2), MSC 7902
Bethesda, MD 20892-7902

6. ADMINISTERED BY (If other than Item 5) — CODE

NHLBI Extramural Contracts Branch
Office of Acquisitions, DERA, NHLBI

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State, and ZIP Code)

SeraCare Life Sciences, Inc.
217 Perry Parkway
Gaithersburg, MD 20877

DUNS: 106267123 VIN: 1107053

CODE | FACILITY CODE

8. DELIVERY
☐ FOB ORIGIN ☒ OTHER (See below) FOB Destination

9. DISCOUNT FOR PROMPT PAYMENT: N/A

10. SUBMIT INVOICES TO THE ADDRESS SHOWN IN — ITEM: See Article G.3.

11. SHIP TO/MARK FOR — CODE
See Article F.1.

12. PAYMENT WILL BE MADE BY — CODE N/A
See Article G.3.

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION
☐ 10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c)(1)

14. ACCOUNTING AND APPROPRIATION DATA
O.C. 25.55
CAN 11-8470217: $1,604,684 **CAN 11-8740215**: $1,604,685

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	TITLE: Maintenance of the NHLBI Biologic Specimen Repository CONTRACT TYPE: Cost Plus Award Fee (Completion) PERIOD OF PERFORMANCE: May 1, 2011 – April 30, 2012 Not to Exceed: $17,644,048				

15G. TOTAL AMOUNT OF CONTRACT: **$3,209,369**

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT *(Contractor is required to sign this document and return* 2 *copies to issuing office)* Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to the contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications as are attached or incorporated by reference herein. *(Attachments are listed herein.)*

18. ☐ AWARD *(Contractor is not required to sign this document)* Your offer on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print): Gregory A. Gould, CFO

19B. NAME OF CONTRACTOR BY [signature] (Signature of person authorized to sign)

19C. DATE SIGNED: 4/25/11

20A. NAME OF CONTRACTING OFFICER: Rick Phillips, Contracting Officer

20B. UNITED STATES OF AMERICA BY [signature] (Signature of Contracting Officer)

20C. DATE SIGNED: 4/27/2011

CONTRACT TABLE OF CONTENTS

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The mission of the National Heart, Lung, and Blood Institute Biologic Specimen Repository (NHLBI Biorepository) is to acquire and store quality biospecimens and distribute them to the scientific community using standardized processes and procedures. Under the direction of the NHLBI, the contractor shall make appropriate specimens available to the scientific community for use in research related to transfusion-transmitted diseases and a variety of other disorders of blood, and of the cardiovascular and respiratory systems.

ARTICLE B.2. ESTIMATED COST PLUS AWARD FEE

a. Estimated Cost and Base Fee

1. The total estimated cost of the Base Period of this contract is $2,985,460.
2. If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the estimated cost shall be increased as follows:

	Estimated Cost ($)
Base Period (05/01/11 - 04/30/12):	$ 2,985,460
Option Period 1 (05/01/12 - 04/30/13):	$ 2,993,156
Option Period 2 (05/01/13 - 04/30/14):	$ 3,227,143
Option Period 3 (05/01/14 - 04/30/15):	$ 3,406,448
Option Period 4 (05/01/15 - 04/30/16):	$ 3,800,861
Total Base Period and Options	$16,413,068

3. The total base fee (i.e. minimum fee payable hereunder) for the Base Period of the contract is $164,200.

   a. The base fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Office.

   If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the base fee shall be increased as follows:

	Base Fee ($)
Base Period (05/01/11 - 04/30/12):	$164,200
Option Period 1 (05/01/12 - 04/30/13):	$164,624
Option Period 2 (05/01/13 - 04/30/14):	$177,493
Option Period 3 (05/01/14 - 04/30/15):	$187,355
Option Period 4 (05/01/15 - 04/30/16):	$209,047
Total Base Period and Options	$902,719

b. Payment shall be subject to the withholding provision of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fee shall not be made in less than monthly installments.

b. <u>Award Fee Consideration</u>

1. Based on the evaluation/determination described in subparagraph d. below, an award fee may be paid to the Contractor at regular intervals as defined in the paragraphs herein. The total potential award fee available is $328,261 and the evaluation periods shall be as follows:

Base Period Evaluation Period(s):	Available Award Fee
Base Period (05/01/11 - 04/30/12):	$59,709

2. If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the total potential award fee available for the option years/periods and the evaluation periods shall be as follows:

OPTION Periods	Evaluation Periods by Option	Available Award Fee
Option Period 1	05/01/12 - 04/30/13	$ 59,863
Option Period 2	05/01/13 - 04/30/14	$ 64,543
Option Period 3	05/01/14 - 04/30/15	$ 68,129
Option Period 4	05/01/15 - 04/30/16	$ 76,017
Total Base Period and Options		$328,261

c. <u>Total Estimated Contract Amount</u>

1. The total estimated amount of the contract, represented by the sum of the estimated cost/fixed fee plus the available award fee is $3,209,369 .

2. If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government's total estimated contract amount, represented by the sum of the estimated cost/ fixed fee plus the available award fee and the period of performance will be increased as follows:

	Estimated Cost ($)	Fixed Fee ($)	Available Award Fee ($)	Estimated Cost/ Fixed Fee Plus Award Fee ($)
Base Period:	$ 2,985,460	$164,200	$ 59,709	$ 3,209,369
Option Period 1:	$ 2,993,156	$164,624	$ 59,863	$ 3,217,643
Option Period 2:	$ 3,227,143	$177,493	$ 64,543	$ 3,469,179
Option Period 3:	$ 3,406,448	$187,355	$ 68,129	$ 3,661,932
Option Period 4:	$ 3,800,861	$209,047	$ 76,017	$ 4,085,925
Total Base Period and Options	$16,413,068	$902,719	$328,261	$17,644,048

d. <u>Methodology for Award Fee Evaluation/Determination</u>

1. The Contractor's performance hereunder will be observed and evaluated continuously by the Government. At the end of each evaluation period, the Contracting Officer will review performance based on the standards and criteria established in the Quality Assurance Surveillance Plan, dated May 1, 2011, listed in SECTION J - LIST OF ATTACHMENTS, attached hereto and made a part of this contract.

2. The findings of the evaluation will determine the amount of the available award fee (specified in subparagraph b. above) earned by the Contractor for the identified evaluation period. In no event, however, will any unearned award fee become available in subsequent evaluation periods.
3. The Contracting Officer will notify the Contractor, in writing, of the available award fee actually earned for a given evaluation period. Upon receipt of this notification, the Contractor may submit a public voucher for payment of the total award fee earned [, less any previously billed partial payments authorized in subparagraph a. 3. (a) of this Article].
4. The evaluation/determination of award fee shall be binding on both parties and not subject to the Disputes clause included in Section I of the contract.

ARTICLE B.3. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a. **Indirect Costs**

1. In no event shall the final amount reimbursable for Overhead exceed a ceiling of 169% of direct salaries and wages. In no event shall the final amount reimbursable for General and Administrative expense exceed a ceiling of 14% of total costs excluding G&A expense. Should the contract's indirect rate agreement negotiated with HHS include Final or Provisional rates that are higher than the ceiling rates referenced above, the contract will be modified to include these rates effective on the date of the new agreement.
2. The Government is not obligated to pay any additional amount should the final indirect cost rates exceed these negotiated ceiling rates. In the event that the final indirect cost rates are less than these negotiated ceiling rates, the Government's obligation shall be reduced to conform to the lower rate.

   Any costs over and above this cost ceiling shall not be reimbursed under this contract or any other Government contract, grant, or cooperative agreement.
3. The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract.

b. **Subcontract**

To negotiate a cost-reimbursement type subcontract with Information Management Systems (IMS) to provide IT management support for an amount not to exceed $97,400 for the period May 1, 2011 - April 30, 2012. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the subcontract amount may be increased as follows:

Option Year 1 May 1, 2012 - April 30, 2013 $ 81,480

Option Year 2 May 1, 2013 - April 30, 2014 $102,200

Option Year 3 May 1, 2014 - April 30, 2015 $ 86,440

Option Year 4 May 1, 2015 - April 30, 2016 $120,600

Total (Base Period and Options): $488,120

Consultants Consultant fees to be paid to the following individuals for the base period May 1, 2011 - April 30, 2012:

Name	Rate Per Hour	Number of Hours	Travel	Total Cost Including Travel Not to Exceed
Dr. Elaine Gunter	$200	14	$581.40	$3,381.40
Dr. Steve Kleinman	$200	14	$921.70	$3,722.70
*SAB Scientist (TBD)	$200	14	$693.80	$3,494.80
*SAB Scientist (TBD)	$200	14	$449.40	$3,249.40
*SAB Scientist (TBD)	$200	14	$572.80	$3,373.80
*BD and Educational Consultant (TBD)	$200	14	$581.40	$3,381.40
*BD and Educational Consultant (TBD)	$200	14	$921.70	$3,722.70
*BD and Educational Consultant (TBD)	$200	14	$693.80	$3,494.80
TOTAL				$27,816

SAB = Scientific Advisory Board

** **BD = Business Development**

The Contractor shall not enter into a consultant agreement until authorized in writing by the Contracting Officer. The Contractor shall provide the identity of the proposed to-be-named consultant, along with technical justification for utilizing the identified consultant and a signed commitment letter from the consultant that includes the period of performance, hourly rate, number of hours, and duties to be performed.

If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the consultant fees may be increased as follows:

OPTION Year 1: May 1, 2012 - April 30, 2013

Name	Rate Per Hour	Number of Hours	Total Cost Including Travel Not to Exceed
Dr. Elaine Gunter	$204.40	8	$1635.20
Dr. Steve Kleinman	$204.40	8	$1635.20
*SAB Scientist (TBD)	$204.40	8	$1635.20
*SAB Scientist (TBD)	$204.40	8	$1635.20
*SAB Scientist (TBD)	$204.40	8	$1635.20
*BD and Educational Consultant (TBD)	$204.40	8	$1635.20
*BD and Educational Consultant (TBD)	$204.40	8	$1635.20
*BD and Educational Consultant (TBD)	$204.40	8	$1635.20
TOTAL			$ 13,082

OPTION Year 2: May 1, 2013 - April 30, 2014

Name	Rate Per Hour	Number of Hours	Travel	Total Cost Including Travel Not to Exceed
Dr. Elaine Gunter	$208.90	14	$607.26	$3,531.82
Dr. Steve Kleinman	$208.90	14	$962.70	$3,887.26
*SAB Scientist (TBD)	$208.90	14	$724.66	$3,649.22
*SAB Scientist (TBD)	$208.90	14	$469.39	$3,393.95
*SAB Scientist (TBD)	$208.90	14	$598.28	$3,522.84
*BD and Educational Consultant (TBD)	$208.90	14	$607.26	$3,531.82

Name	Rate Per Hour	Number of Hours	Travel	Total Cost Including Travel Not to Exceed
*BD and Educational Consultant (TBD)	$208.90	14	$962.70	$3,887.26
*BD and Educational Consultant (TBD)	$208.90	14	$724.66	$3,649.22
TOTAL				$ 29,053

OPTION Year 3: May 1, 2014 - April 30, 2015

Name	Rate Per Hour	Number of Hours	Total Cost Including Travel Not to Exceed
Dr. Elaine Gunter	$213.49	8	$1,707.94
Dr. Steve Kleinman	$213.49	8	$1,707.94
*SAB Scientist (TBD)	$213.49	8	$1,707.94
*SAB Scientist (TBD)	$213.49	8	$1,707.94
*SAB Scientist (TBD)	$213.49	8	$1,707.94
*BD and Educational Consultant (TBD)	$213.49	8	$1,707.94
*BD and Educational Consultant (TBD)	$213.49	8	$1,707.94
*BD and Educational Consultant (TBD)	$213.49	8	$1,707.94
TOTAL			$ 13,664

OPTION Year 4: May 1, 2015 - April 30, 2016

Name	Rate Per Hour	Number of Hours	Total Cost Including Travel Not to Exceed
Dr. Elaine Gunter	$218.19	8	$1,745.51
Dr. Steve Kleinman	$218.19	8	$1,745.51
*SAB Scientist TBD	$218.19	8	$1,745.51
*SAB Scientist TBD	$218.19	8	$1,745.51
*SAB Scientist TBD	$218.19	8	$1,745.51
*BD and Educational Consultant	$218.19	8	$1,745.51
*BD and Educational Consultant	$218.19	8	$1,745.51
*BD and Educational Consultant	$218.19	8	$1,745.51
TOTAL			$13,964

d. **Scientific Meetings**
Travel to general scientific meetings as follows:

Base Period: May 1, 2011 - April 30, 2012	Attendee Name	Date of Meeting	Meeting Costs	Total Cost Including Travel Not to Exceed
Meeting:				
ISBER	Principal Investigator and (1) additional contractor personnel	Annual (TBD)	$747 (x 2)	$1,494

If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the ISBER meeting costs may be increased as follows:

	Period of Performance	Amount
Option Year 1	May 1, 2012 - April 30, 2013	$ 5,533
Option Year 2	May 1, 2013 - April 30, 2014	$ 4,439
Option Year 3	May 1, 2014 - April 30, 2015	$12,248
Option Year 4	May 1, 2015 - April 30, 2016	$ 4,637

e. **Confidential Treatment of Sensitive Information**

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

f. **Contract Number Designation**

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the contract number that appears on the face page of the contract as follows:

Contract No. HHSN268201100031C

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS

a. **Items Unallowable Unless Otherwise Provided**

Notwithstanding the clause, ALLOWABLE COST AND PAYMENT, and AWARD FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1. Acquisition, by purchase or lease, of any interest in real property;
2. Special rearrangement or alteration of facilities;
3. Purchase or lease of **any** item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);
4. Travel to attend general scientific meetings; see ARTICLE B.3.c.
5. Foreign travel; see ARTICLE B.4.b.2.
6. Consultant costs; see ARTICLE B.3.b.
7. Subcontracts; see ARTICLE B.3.a.

8. Patient care costs;

9. Accountable Government Property (defined as non-expendable personal property with an acquisition cost of $1,000 or more and "sensitive items" (defined as items of personal property (supplies and equipment that are highly desirable and easily converted to person use), regardless of acquisition value.

b. **Travel Costs**

1. Domestic Travel

   Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $9,101 without the prior written approval of the Contracting Officer. If all Options are exercised the total expenditures incurred in direct performance of this contract shall not exceed $51,357, without prior written approval of the Contracting Officer.

2. Foreign Travel

   If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the total expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract the estimated foreign travel costs shall not exceed $17,781, without written approval of the Contracting Officer.

   Request for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

3. The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated May 1, 2011, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

b. Privacy Act System of Records Number 09-25-0200 is applicable to this contract and shall be used in any design, development, or operation work to be performed under the resultant contract. Disposition of records shall be in accordance with SECTION C of the contract, and by direction of the Contracting Officer's Technical Representative (COTR).

ARTICLE C.2. REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format. In addition, one hardcopy of each report shall be submitted to the Contracting Officer.

All reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508 compliance, including specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under "Helpful Resources."

a. **Technical Reports**

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract:

[Note: Beginning May 25, 2008, the Contractor shall include, in any technical progress report submitted, the applicable PubMed Central (PMC) or NIH Manuscript Submission reference number when citing publications that arise from its NIH funded research.]

1. **Quarterly Progress Report**

This report shall document and summarize all work results for activities conducted by the NHLBI Biorepository during the reporting period. This report shall be in sufficient detail to explain comprehensively the results achieved. The reporting period consists of the first full three months of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of three full calendar months. A quarterly progress report is not required for the periods in which the final technical report is due. This report shall include the following:

a. Inventory Report
  i. Summary of Inventory stored on first and last days of the reporting period, by Study
  ii. Summary of Inventory by Material Type
  iii. Usage Rates during the reporting period
  iv. Aliquoting, expansion and panel preparation activity during the reporting period
  v. Outstanding Shipping Discrepancies during the reporting period
  vi. Vials added to inventory during the reporting period by Study
  vii. Specimen Withdrawal Report

b. Summary of Site Materials and Supplies Provisions

c. Inventory System Performance and Software Update Report

d. Summary Report of Facility and Equipment
  i. Recommendations for replacement or repair of government-furnished/contractor-acquired equipment

e. Summary of Key Quality Assurance Indicators
  i. List of reportable QA deviation events and corrective actions

f. Collaborations with BIOLINCC contractor

g. Report of Communications and Meetings
  i. Summary of communications, meetings and site visits for incoming collections
  ii. Summary of meetings with BioLINCC contractor
  iii. Summary of meetings with NHLBI
  vi. Report on conference attendance and participation

h. Report on other NHLBI related business

i. Summary of IRB Reviews performed by NHLBI Biorepository

j. Planned Activities for Next Reporting Period

2. **Abstracts, Presentations, and Manuscripts**

Copies of manuscripts (published or unpublished) derived from research under the contract and copies of all abstracts, presentations, manuscripts, preprints and publications that resulted from work conducted or any protocol or method developed specifically under this contract during the performance period. Abstracts, presentations, manuscripts, and publications will only be judged as resulting from this work if they cite the support received from this contract.

Manuscripts in progress and proposed for publication shall be provided to the NHLBI for review and comment at least 45 working days prior to submission for publication. Abstracts and presentations shall be provided to the NHLBI for review and comment at least 5 working days before submission or presentation, respectively.

3. **QA/QC Program**

Documentation describing the QA/QC program shall be prepared and shall include an overview of the program, details of the program activities and a description of the approaches that will be taken to ensure the QA/QC program goals are met. All SOPs used for QA/QC program activities shall be described and listed in a program description. The full SOP may be in a separate document and the location of the SOP noted in the table. A draft of the QA/QC program shall be delivered to the NHLBI within 30 days of contract award. The final QA/QC program shall be delivered within 60 days of contract award.

4. **Site Visit Reports**

Site Visits Reports shall be prepared after each visit and include the location, the names of the site visitors, who was present during the visit, the site visit agenda, a description of the visit activities, visit summary and action items. Site visit reports shall be delivered within two calendar weeks of the site visit.

5. **Final Report**

This report shall consist of the work performed and results obtained for the entire contract period of performance and shall provide a cumulative representation of the information required in the quarterly progress reports. This report shall be in sufficient detail to describe comprehensively the results achieved. A draft of the final report shall be submitted to the COTR and contracting officer for review at least 30 days prior to the expiration date of the contract. The final report is due on or before the expiration date of the contract.

The Contractor shall provide the Contracting Officer with 2 copies of the Final Report in **draft** form (in accordance with the DELIVERIES Article in SECTION F of this contract. The Contracting Officer's Technical Representative (COTR) will review the draft report and provide the Contracting Officer with comments within 14 Calendar days after receipt. The Final Report shall be corrected by the Contractor, if necessary and the final version delivered as specified in the above paragraph.

6. **Transition Plan**

A transition plan shall be developed to relocate the NHLBI Biologic Specimen Repository, in a cost effective and efficient manner, at the end of the contract period. The plan shall include the protocols to ensure the physical integrity of the biospecimens during relocation, the accurate transfer of the electronic biospecimen inventory and describe all aspects of the transfer. The draft plan shall be submitted to the NHLBI three months before the end of the contract and a final plan shall be submitted one month before the end of the contract.

7. **Summary of Salient Results**

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

b. **Other Reports/Deliverables**

1. **Information Security and Physical Access Reporting Requirements**

The Contractor shall submit the following reports as required by the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract. Note: Each report listed below includes a reference to the appropriate subparagraph of this article.

a. **Roster of Employees Requiring Suitability Investigations**

The Contractor shall submit a roster, by name, position, e-mail address, phone number and responsibility, of all staff (including subcontractor staff) working under the contract who will develop, have the ability to access, or host and/or maintain a Federal information system(s). The roster shall be submitted to the Contracting Officer's Technical Representative (COTR), with a copy to the Contracting Officer, within 14 calendar days of the effective date of the contract. (Reference subparagraph A.d. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

b. **IT Security Plan (IT-SP)**

In accordance with HHSAR Clause 352.239-72, Security Requirements For Federal Information Technology Resources, the contractor shall submit the IT-SP within thirty (30) days after contract award. The IT-SP shall be consistent with, and further detail the approach to, IT security contained in the Contractor's bid or proposal that resulted in the award of this contract. The IT-SP shall describe the processes and procedures that the Contractor will follow to ensure appropriate security of IT resources that are developed, processed, or used under this contract. If the IT-SP only applies to a portion of the contract, the Contractor shall specify those parts of the contract to which the IT-SP applies.

The Contractor shall review and update the IT-SP in accordance with NIST SP 800-26, Security Self-Assessment Guide for Information Technology Systems and FIPS 200, on an annual basis.

(Reference subparagraph D.c.1. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

c. **IT Risk Assessment (IT-RA)**

In accordance with HHSAR Clause 352.239-72, Security Requirements For Federal Information Technology Resources, the contractor shall submit the IT-RA within thirty (30) days after contract award. The IT-RA shall be consistent, in form and content, with NIST SP 800-30, Risk Management Guide for Information Technology Systems, and any additions or augmentations described in the HHS-OCIO Information Systems Security and Privacy Policy.

The Contractor shall update the IT-RA on an annual basis.

(Reference subparagraph D.c.2. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

d. **FIPS 199 Assessment**

In accordance with HHSAR Clause 352.239-72, Security Requirements For Federal Information Technology Resources, the Contractor shall submit a FIPS 199 Assessment within thirty (30) days after contract award. The FIPS 199 Assessment shall be consistent with the cited NIST standard.

(Reference subparagraph D.c.3. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECITON H of this contract.

e. **IT Security Certification and Accreditation (IT-SC&A)**

In accordance with HHSAR Clause 352.239-72, Security Requirements For Federal Information Technology Resources, the Contractor shall submit written proof to the Contracting Officer that an IT-SC&A was performed within three (3) months after contract award.

The Contractor shall perform an annual security control assessment and provide to the Contracting Officer verification that the IT-SC&A remains valid.

(Reference subparagraph D.c.4. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECITON H of this contract.)

f. **Reporting of New and Departing Employees**

The Contractor shall notify the Contracting Officer's Technical Representative (COTR) and Contracting Officer within five working days of staffing changes for positions that require suitability determinations as follows:

a. **New Employees who have or will have access to HHS Information systems or data:** Provide the name, position title, e-mail address, and phone number of the new employee. Provide the name, position title and suitability level held by the former incumbent. If the employee is filling a new position, provide a description of the position and the Government will determine the appropriate security level.

b. **Departing Employees:** 1) Provide the name, position title, and security clearance level held by or pending for the individual; and 2) Perform and document the actions identified in the "Employee Separation Checklist", attached in Section J, ATTACHMENTS of this contract, when a Contractor/Subcontractor employee terminates work under this contract. All documentation shall be made available to the COTR and/or Contracting Officer upon request.

(Reference subparagraph E.3.a-c. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

g. **Contractor - Employee Non-Disclosure Agreement(s)**

The contractor shall complete and submit a signed and witnessed "Commitment to Protect Non-Public Information - Contractor Agreement" form for each contractor and subcontractor employee who may have access to non-public Department information under this contract. This form is located at: http://ocio.nih.gov/docs/public/Nondisclosure.pdf.

(Reference subparagraph E.3.d. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

2. **Section 508 Annual Report**

The contractor shall submit an annual Section 508 report in accordance with the schedule set forth in the ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY Article in SECTION H of this contract. The Section 508 Report Template and Instructions for completing the report are available at: http://www.hhs.gov/od under "Vendor Information and Documents."

3. **NHLBI Data Repository of Epidemiology and Clinical Trials**

The Contractor shall provide data sets for the study with full documentation. The data set and documentation shall be prepared in accordance with the NHLBI's Data Set policy at http://www.nhlbi.nih.gov/resources/deca/policy_new.htm.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Division of Extramural Inventions and Technology Resources (DEITR), OPERA, OER, NIH, 6705 Rockledge Drive, Suite 310, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted on the expiration date of the contract. All reports shall be sent to the following address:

Contracting Officer
Office of Acquisitions, NHLBI
6701 Rockledge Drive, Room 6316A
Rockledge Building (RKL2)
Bethesda, Maryland 20892-7902

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed "Interagency Edison," an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating

to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this SECTION, the Contracting Officer's Technical Representative is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed at:
National Institutes of Health
National Heart, Lung, and Blood Institute
Division of Blood Diseases Resources
6701 Rockledge Drive (Room 9030)
Bethesda, MD 20892-7902

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause **52.246-9, Inspection of Research and Development (Short Form)** (April 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

a. The period of performance of this contract shall be from May 1, 2011 through April 30, 2012.

b. If the Government exercises its options pursuant to the OPTION PROVISION Article in Section H of this contract, the period of performance will be increased as listed below:

Option	Option Period
Option Period 1	May 1, 2012 - April 30, 2013
Option Period 2	May 1, 2013 - April 30, 2014
Option Period 3	May 1, 2014 - April 30, 2015
Option Period 4	May 1, 2015 - April 30, 2016

ARTICLE F.2. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a. The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below:

Item	Description	Quantity	Delivered To	Delivery Schedule
1.	Quarterly Reports	2 copies	COTR, Contracting Officer	15 calendar days after the close of each quarter
2.	Manuscripts for publication and other scientific reports	1 copy	COTR	45 business days prior to submission
3.	Abstracts and presentations	1 copy	COTR	Within 5 working days before submission or presentation
4.	QA/QC program Draft	1 copy	COTR	Within thirty (30) days of contract award
5.	QA/QC program - Final version	1 copy	COTR	Within sixty (60) days of contract award
6.	Site visit reports	2 copies	COTR, Contracting Officer	Within 2 calendar weeks of each site visit
7.	Information Security Reporting Requirements	As specified in Article C.2., Reporting Requirements		
8.	Annual Utilization Report (See Article C.3.)	1 copy	Contracting Officer	Annually, within 30 days of the contract's anniversary date and with Final Report
9.	Section 508 Annual Report	2 copies	COTR, Contracting Officer	Annually, within 30 days of the contract's anniversary date and with Final Report
10.	Draft of Final Report	2 copies	COTR, Contracting Officer	30 days before the contract expiration date
11.	Final Technical Report	2 copies	COTR, Contracting Officer	On or before contract expiration date
12.	Transition Plan Draft	2 copies	COTR, Contracting Officer	Within 3 months of contract expiration date
13.	Transition Plan- Final version	2 copies	COTR, Contracting Officer	Within 1 month of contract expiration date
14.	Summary of Salient Results	1 copy	COTR	On or before contract expiration date
15.	Final Invention Report	1 copy	Contracting Officer	On or before contract expiration date
16.	All stored biological specimens, government equipment, paper/electronic data files, computerized listings of accurate and updated Information on inventory, databases, original data, and any information related to the NHLBI Biorepository.	1 copy	COTR	On or before expiration of the contract

b. The above items shall be addressed and delivered to:

Addressee	Deliverable Item No	Quantity
Contracting Officer National Institutes of Health National Heart, Lung, and Blood Institute Office of Acquisitions, DERA 6701 Rockledge Drive, Room 6136A Bethesda, MD 20892-7902	1, 6, 7, 8, 9, 10, 11, 12, 13, 15	1 copy of each
Contracting Officer's Technical Representative (COTR) National Institutes of Health National Heart, Lung, and Blood Institute Transfusion Medicine and Cellular Therapeutics Branch 6701 Rockledge Drive, Suite 9030 Bethesda, MD 20892-7902	1, 2, 3, 4, 5, 6, 7, 9, 10, 11, 12, 13, 14, 16	1 copy of each

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with **Alternate I** (April 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)

The following Contracting Officer's Technical Representative (COTR) will represent the Government for the purpose of this contract:

COTR: Elizabeth Wagner, M.P.H.

Alternate COTR: Lisbeth Welniak, Ph.D.

The COTR is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The alternate COTR is responsible for carrying out the duties of the COTR only in the event that the COTR can no longer perform his/her duties as assigned.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its COTR designation.

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.242-70 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

(End of Clause)

The following individual is considered to be essential to the work being performed hereunder:

Name	Title
Kathi Shea	Vice President, Bioservices Operations

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a. Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a "proper invoice" pursuant to FAR Subpart 32.9, Prompt Payment.

1. Payment requests shall be submitted to the offices identified below. **Do not submit supporting documentation (e.g., receipts, time sheets, vendor invoices, etc.) with your payment request unless specified elsewhere in the contract or requested by the Contracting Officer.**

    a. The original invoice shall be submitted to the following **designated billing office**:

    National Institutes of Health
    Office of Financial Management
    Commercial Accounts
    2115 East Jefferson Street, Room 4B-432, MSC 8500
    Bethesda, MD 20892-8500

    b. One copy of the invoice shall be submitted to the following **approving official**:

    Contracting Officer
    Office of Acquisitions
    National Heart, Lung, and Blood Institute, NIH
    Two Rockledge Center, Room 6136A
    6701 Rockledge Drive MSC 7902
    Bethesda, MD 20892- 7902

2. In addition to the requirements specified in FAR 32.905 for a proper invoice, the Contractor shall include the following information on the face page of all payment requests:

   a. Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Heart, Lung, and Blood Institute .

   b. Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is nhlbi_branchbinvoices@nhlbi.nih.gov .

   c. Federal Taxpayer Identification Number (TIN). If the Contractor does not have a valid TIN, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor's name on the face page of the contract. *[Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.]* If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

   d. DUNS or DUNS+4 Number. The DUNS number must identify the Contractor's name and address exactly as stated in the contract and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid DUNS number, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor's name on the face page of the contract. *[Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.]* If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

   e. Invoice Matching Option. This contract requires a two-way match.

   f. Unique Invoice Number. Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.

b. Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

c. The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the SALARY RATE LIMITATION LEGISLATION PROVISIONS Article in SECTION H of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

   "I hereby certify that the salaries charged in this invoice are in compliance with the SALARY RATE LIMITATION LEGISLATION PROVISIONS Article in SECTION H of the above referenced contract."

ARTICLE G.4. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6011 EXECUTIVE BLVD, ROOM 549C, MSC-7663
BETHESDA MD 20892-7663

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, "HHS Contracting Guide for Contract of Government Property," which is incorporated into this contract by reference. This document can be accessed at:
http://rcb.cancer.gov/rcb-internet/reference/Appendix Q_HHS Contracting Guide.pdf.
Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

Requests for information regarding property under this contract should be directed to the following office:

Division of Personal Property Services, NIH
6011 Building, Suite 637
6011 EXECUTIVE BLVD MSC 7670
BETHESDA MD 20892-7670
(301) 496-6466

b. Notwithstanding the provisions outlined in the HHS Publication, "HHS Contracting Guide for Contract of Government Property," which is incorporated in this contract in paragraph a. above, the Contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. This form is included as an attachment in SECTION J of this contract.

c. **Contractor-Acquired Government Property - Schedule I-B**

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor will be authorized to acquire the property listed in the attached Schedule I-B for use in direct performance of the contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition. Schedule I-B is included as an attachment in SECTION J of this contract.

d. **Property Acquired Under Predecessor Contract - Schedule II-A**

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to retain custody of all Government Property acquired or furnished under predecessor Contract No. N01-HB-87144 for use in direct performance of this contract. Accountability for the items is hereby authorized to be transferred to this contract from the predecessor contract. Upon completion of each contract, the Contractor agrees to furnish to the Contracting Officer, without delay, the inventory schedule covering all Government Property furnished or acquired for use in the performance of the predecessor contract as provided by the clause, GOVERNMENT PROPERTY, of that contract and the instructions contained in HHS Publication entitled, "HHS Contracting Guide for Contract of Government Property." Schedule II-A is included as an attachment in SECTION J of this contract.

ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a. Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared as determined by the Contracting Officer.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b. Electronic Access to Contractor Performance Evaluations

Contractors may access evaluations through a secure Web site for review and comment at the following address:
https://www.cpars.csd.disa.mil

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. HUMAN SUBJECTS

As part of the work to be conducted under this contract, the contractor may obtain, release, or access biological specimens for use in research. These specimens may contain identifiable private information. For the performance of such activities, work shall be conducted following the current NHLBI guidelines. The Contractor shall provide, on an annual basis, to the Contracting Officer a properly completed "Protection of Human Subjects Assurance Identification/ IRB Certification/Declaration of Exemption," Form OMB No. 0990-0263, certifying IRB review and approval. The human subjects certification can be met by submission of the Contractor's self-designated form, provided that it contains the information required by the Form No. 0990-0263.

ARTICLE H.2. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the Contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html.

The information below is a summary of the NIH Policy Announcement:

The Contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the Contractor shall provide the following written information to the Contracting Officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this

contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263(formerly Optional Form 310).

ARTICLE H.4. SALARY RATE LIMITATION, HHSAR 352.231-70 (January 2010)

a. Pursuant to the current and applicable prior HHS appropriations acts, the Contractor shall not use contract funds to pay the direct salary of an individual at a rate in excess of the Federal Executive Schedule Level I in effect on the date an expense is incurred.

b. For purposes of the salary rate limitation, the terms "direct salary," "salary," and "institutional base salary" have the same meaning and are collectively referred to as "direct salary" in this clause. An individual's direct salary is the annual compensation that the Contractor pays for an individual's direct effort (costs) under the contract. Direct salary excludes any income that an individual may be permitted to earn outside of duties to the Contractor. Direct salary also excludes fringe benefits, overhead, and general and administrative expenses (also referred to as indirect costs or facilities and administrative [F&A] costs).

   Note: The salary rate limitation does not restrict the salary that an organization may pay an individual working under an HHS contract or order; it merely limits the portion of that salary that may be paid with Federal funds.

c. The salary rate limitation also applies to individuals under subcontracts. If this is a multiple-year contract or order, it may be subject to unilateral modification by the Contracting Officer to ensure that an individual is not paid at a rate that exceeds the salary rate limitation provision established in the HHS appropriations act in effect when the expense is incurred regardless of the rate initially used to establish contract or order funding.

d. See the salaries and wages pay tables on the U.S. Office of Personnel Management Web site for Federal Executive Schedule salary levels that apply to the current and prior periods.

(End of clause)

See the following Web site for Executive Schedule rates of pay: http://www.opm.gov/oca/.

(For current year rates, click on Salaries and Wages / Executive Schedule / Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages / select Another Year at the top of the page / Executive Schedule / Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

ARTICLE H.5. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

NIH-funded investigators shall submit to the NIH National Library of Medicine's (NLM) PubMed Central (PMC) an electronic version of the author's final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author's final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html.

ARTICLE H.6. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to distribute any needle or syringe for the purpose of preventing the spread of blood borne pathogens in any location that has been determined by authorities to be inappropriate for such distribution.

ARTICLE H.7. PRESS RELEASES

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.8. RESTRICTION ON ABORTIONS

The Contractor shall not use contract funds for any abortion.

ARTICLE H.9. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.10. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING SCIENTIFIC INFORMATION

The Contractor shall not use contract funds to disseminate scientific information that is deliberately false or misleading.

ARTICLE H.11. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

The Contractor shall not use contract funds to employ workers described in section 274A(h)(3) of the Immigration and Nationality Act, which reads as follows:

> "(3) Definition of unauthorized alien. - As used in this section, the term 'unauthorized alien' means, with respect to the employment of an alien at a particular time, that the alien is not at that time either (A) an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General."

ARTICLE H.12. PRIVACY ACT, HHSAR 352.224-70 (January 2006)

This contract requires the Contractor to perform one or more of the following: (a) Design; (b) develop; or (c) operate a Federal agency system of records to accomplish an agency function in accordance with the Privacy Act of 1974 (Act) (5 U.S.C. 552a(m)(1)) and applicable agency regulations. The term "system of records" means a group of any records under the control of any agency from which information is retrieved by the name of the individual or by some identifying number, symbol, or other identifying particular assigned to the individual. Violations of the Act by the Contractor and/or its employees may result in the imposition of criminal penalties (5 U.S.C. 552a(i)). The Contractor shall ensure that each of its employees knows the prescribed rules of conduct and that each employee is aware that he/she is subject to criminal penalties for violation of the Act to the same extent as Department of Health and Human

Services employees. These provisions also apply to all subcontracts the Contractor awards under this contract which require the design, development or operation of the designated system(s) of records [5 U.S.C. 552a(m)(1)]. The contract work statement: (a) identifies the system(s) of records and the design, development, or operation work the Contractor is to perform; and (b) specifies the disposition to be made of such records upon completion of contract performance.

(End of clause)

45 CFR Part 5b contains additional information which includes the rules of conduct and other Privacy Act requirements and can be found at: http://www.access.gpo.gov/nara/cfr/waisidx_06/45cfr5b_06.html.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document is incorporated into this contract as an Attachment in SECTION J of this contract. This document is also available at: http://oma.od.nih.gov/ms/privacy/pa-files/read02systems.htm.

ARTICLE H.13. OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of the Base Period of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR Clause 52.217-9, Option to Extend the Term of the Contract set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform additional options set forth in the Statement of Work and also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed and award fees of the contract will be increased as set forth in the ESTIMATED COST PLUS AWARD FEE Article in SECTION B of this contract.

ARTICLE H.14. INFORMATION AND PHYSICAL ACCESS SECURITY

A. **HHS-Controlled Facilities and Information Systems Security**

a. To perform the work specified herein, Contractor personnel are expected to have routine (1) physical access to an HHS-controlled facility; (2) physical access to an HHS-controlled information system; (3) access to sensitive HHS data or information, whether in an HHS-controlled information system or in hard copy; or (4) any combination of circumstances (1) through (3).

b. To gain routine physical access to an HHS-controlled information system, and/or access to sensitive data or information, the Contractor and its employees shall comply with Homeland Security Presidential Directive (HSPD)-12, Policy for a Common Identification Standard for Federal Employees and Contractors; Office of Management and Budget Memorandum (M-05-24); and Federal Information Processing Standards Publication (FIPS PUB) Number 201; and with the personal identity verification and investigations procedures contained in the following documents:

1. HHS Information Security Program Policy (http://www.hhs.gov/read/irmpolicy/121504.html)
2. HHS Office of Security and Drug Testing, Personnel Security/Suitability Handbook, dated February 1, 2005 (http://www.hhs.gov/ohr/manual/pssh.pdf)
3. HHS HSPD-12 Policy Document, v. 2.0 (http://www.whitehouse.gov/sites/default/files/omb/assets/omb/memoranda/fy2005/m05-24.pdf)
4. Information regarding background checks/badges (http://idbadge.nih.gov/background/index.asp)

c. Position Sensitivity Levels:

This contract will entail the following position sensitivity levels:

[ ] **Level 6: Public Trust - High Risk.** Contractor/subcontractor employees assigned to Level 6 positions shall undergo a Suitability Determination and Background Investigation (MBI).

[X] **Level 5: Public Trust - Moderate Risk.** Contractor/subcontractor employees assigned to Level 5 positions with no previous investigation and approval shall undergo a Suitability Determination and a Minimum Background Investigation (MBI), or a Limited Background Investigation (LBI).

[ ] **Level 1: Non-Sensitive.** Contractor/subcontractor employees assigned to Level 1 positions shall undergo a Suitability Determination and National Check and Inquiry Investigation (NACI).

d. The personnel investigation procedures for Contractor personnel require that the Contractor prepare and submit background check/investigation forms based on the type of investigation required. The minimum Government investigation for a non-sensitive position is a National Agency Check and Inquiries (NACI) with fingerprinting. More restricted positions - i.e., those above non-sensitive, require more extensive documentation and investigation.

The Contractor shall submit a roster, by name, position, e-mail address, phone number and responsibility, of all staff (including subcontractor staff) working under the contract who will develop, have the ability to access and/or maintain a Federal Information System(s). The roster shall be submitted to the Contracting Officer's Technical Representative (COTR), with a copy to the Contracting Officer, within 14 calendar days after the effective date of the contract. The Contracting Officer shall notify the Contractor of the appropriate level of suitability investigations to be performed. An electronic template, "Roster of Employees Requiring Suitability Investigations," is available for contractor use at: http://ocio.nih.gov/docs/public/Suitability-roster.xls.

Upon receipt of the Government's notification of applicable Suitability Investigations required, the Contractor shall complete and submit the required forms within 30 days of the notification.

The Contractor shall notify the Contracting Officer in advance when any new personnel, who are subject to a background check/investigation, will work under the contract and if they have previously been the subject of national agency checks or background investigations.

All contractor and subcontractor employees shall comply with the conditions established for their designated position sensitivity level prior to performing any work under this contract.

Contractors may begin work after the fingerprint check has been completed.

e. Investigations are expensive and may delay performance, regardless of the outcome of the investigation. Delays associated with rejections and consequent re-investigations may not be excusable in accordance with the FAR clause, Excusable Delays - see FAR 52.249-14. Accordingly, the Contractor shall ensure that any additional employees whose names it submits for work under this contract have a reasonable chance for approval.

f. Typically, the Government investigates personnel at no cost to the Contractor. However, multiple investigations for the same position may, at the Contracting Officer's discretion, justify reduction(s) in the contract price of no more that the cost of the additional investigation(s).

g. The Contractor shall include language similar to this "HHS Controlled Facilities and Information Systems Security" language in all subcontracts that require subcontractor personnel to have the same frequency and duration of (1) physical access to an HHS-controlled facility; (2) logical access to an HHS-controlled information system; (3) access to sensitive HHS data/information, whether in an HHS-controlled information system or in hard copy; or (4) any combination of circumstances (1) through (3).

h. The Contractor shall direct inquiries, including requests for forms and assistance, to the Contracting Officer or designee.

i. Within 7 calendar days after the Government's final acceptance of the work under this contract, or upon termination of the contract, the Contractor shall return all identification badges to the Contracting Officer or designee.

B. **Standard for Security Configurations, HHSAR 352.239-70,** (January 2010)

a. The Contractor shall configure its computers that contain HHS data with the applicable Federal Desktop Core Configuration (FDCC) (see http://nvd.nist.gov/fdcc/index.cfm) and ensure that its computers have and maintain the latest operating system patch level and anti-virus software level.

Note: FDCC is applicable to all computing systems using Windows XPTM and Windows VistaTM, including desktops and laptops - regardless of function - but not including servers.

b. The Contractor shall apply approved security configurations to information technology (IT) that is used to process information on behalf of HHS. The following security configuration requirements apply:

FDCC

c. The Contractor shall ensure IT applications operated on behalf of HHS are fully functional and operate correctly on systems configured in accordance with the above configuration requirements. The Contractor shall use Security Content Automation Protocol (SCAP)-validated tools with FDCC Scanner capability to ensure its products operate correctly with FDCC configurations and do not alter FDCC settings - see http://nvd.nist.gov/validation.cfm. The Contractor shall test applicable product versions with all relevant and current updates and patches installed. The Contractor shall ensure currently supported versions of information technology products met the latest FDCC major version and subsequent major versions.

d. The Contractor shall ensure IT applications designed for end users run in the standard user context without requiring elevated administrative privileges.

e. The Contractor shall ensure hardware and software installation, operation, maintenance, update, and patching will not alter the configuration settings or requirements specified above.

f. The Contractor shall (1) include Federal Information Processing Standard (FIPS) 201-compliant (see http://csrc.nist.gov/publications/fips/fips201-1/FIPS-201-1-chng1.pdf), Homeland Security Presidential Directive 12 (HSPD-12) card readers with the purchase of servers, desktops, and laptops; and (2) comply with FAR Subpart 4.13, Personal Identity Verification.

g. The Contractor shall ensure that its subcontractors (at all tiers) which perform work under this contract comply with the requirements contained in this clause.

C. **Standard for Encryption language, HHSAR 352.239-71,** (January 2010)

a. The Contractor shall use Federal Information processing Standard (FIPS) 140-2-compliant encryption (Security) Requirements for Cryptographic Module, as amended) to protect all instances of HHS sensitive information during storage and transmission. (Note: The Government has determined that HHS information under this contract is considered "sensitive" in accordance with FIPS 199, Standards for Security Categorization of Federal Information and Information Systems, dated February 2004).

b. The Contractor shall verify that the selected encryption product has been validated under the Cryptographic Module Validation Program (see http://csrc.nist.gov/cryptval/) to confirm compliance with FIPS 140-2 (as amended). The Contractor shall provide a written copy of the validation documentation to the Contracting Officer and the Contracting Officer's Technical Representative.

c. The Contractor shall use the Key Management Key (see FIPS 201, Chapter 4, as amended) on the HHS personal identification verification (PIV) card; or alternatively, the Contractor shall establish and use a key recovery mechanism to ensure the ability for authorized personnel to decrypt and recover all encrypted information (see http://csrc.nist.gov/drivers/documents/ombencryption-guidance.pdf). The Contractor shall notify the Contracting Officer and the Contracting Officer's Technical Representative of personnel authorized to decrypt and recover all encrypted information.

d. The Contractor shall securely generate and manage encryption keys to prevent unauthorized decryption of information in accordance with FIPS 140-2 (as amended).

e. The Contractor shall ensure that this standard is incorporated into the Contractor's property management/ control system or establish a separate procedure to account for all laptop computers, desktop computers, and other mobile devices and portable media that store or process sensitive HHS information.

f. The Contractor shall ensure that its subcontractors (all all tiers) which perform work under this contract comply with the requirements contained in this clause.

D. **Security Requirements For Federal Information Technology Resources, HHSAR 352.239-72,** (January 2010)

a. **Applicability**. This clause applies whether the entire contract or order (hereafter "contract"), or portion thereof, includes information technology resources or services in which the Contractor has physical or logical (electronic) access to, or operates a Department of Health and Human Services (HHS) system containing, information that directly supports HHS' mission. The term "information technology (IT)", as used in this clause, includes computers, ancillary equipment (including imaging peripherals, input, output, and storage devices necessary for security and surveillance), peripheral equipment designed to be controlled by the central processing unit of a computer, software, firmware and similar procedures, services (including support services) and related resources. This clause does not apply to national security systems as defined in FISMA.

b. **Contractor responsibilities**. The Contractor is responsible for the following:

1. Protecting Federal information and Federal information systems in order to ensure their -

    a. Integrity, which means guarding against improper information modification or destruction, and includes ensuring information non-repudiation and authenticity;

    b. Confidentiality, which means preserving authorized restrictions on access and disclosure, including means for protecting personal privacy and proprietary information; and

    c. Availability, which means ensuring timely and reliable access to and use of information.

2. Providing security of any Contractor systems, and information contained therein, connected to an HHS network or operated by the Contractor, regardless of location, on behalf of HHS.

3. Adopting, and implementing, at a minimum, the policies, procedures, controls and standards of the HHS Information Security Program to ensure the integrity, confidentiality, and availability of Federal information and Federal information systems for which the Contractor is responsible under this contract or to which it may otherwise have access under this contract. The HHS Information Security Program is outlined in the HHS Information Security Program Policy, which is available on the HHS Office of the Chief Information Officer's (OCIO) Web site.

c. **Contractor security deliverables**. In accordance with the timeframes specified, the Contractor shall prepare and submit the following security documents to the Contracting Officer for review, comment, and acceptance:

1. **IT Security Plan (IT-SP)** - due within 30 days after contract award. The IT-SP shall be consistent with, and further detail the approach to, IT security contained in the Contractor's bid or proposal that resulted in the award of this contract. The IT-SP shall describe the processes and procedures that the

Contractor will follow to ensure appropriate security of IT resources that are developed, processed, or used under this contract. If the IT-SP only applies to a portion of the contract, the Contractor shall specify those parts of the contract to which the IT-SP applies.

a. The Contractor's IT-SP shall comply with applicable Federal laws that include, but are not limited to, the Federal Information Security Management Act (FISMA) of 2002 (Title III of the E-Government Act of 2002, Public Law 107-347), and the following Federal and HHS policies and procedures:

   i. Office of Management and Budget (OMB) Circular A-130, Management of Federal Information Resources, Appendix III, Security of Federal Automation Information Resources.

   ii. National Institutes of Standards and Technology (NIST) Special Publication (SP) 800-18, Guide for Developing Security Plans for Information Systems, in form and content, and with any pertinent contract Statement of Work/Performance Work Statement (SOW/ PWS) requirements. The IT-SP shall identify and document appropriate IT security controls consistent with the sensitivity of the information and the requirements of Federal Information Processing Standard (FIPS) 200, Recommend Security Controls for Federal Information Systems. The Contractor shall review and update the IT-SP in accordance with NIST SP 800-26, Security Self-Assessment Guide for Information Technology Systems and FIPS 200, on an annual basis.

   iii. HHS-OCIO Information Systems Security and Privacy Policy.

2. **IT Risk Assessment (IT-RA)** - due within 30 days after contract award. The IT-RA shall be consistent, in form and content, with NIST SP 800-30, Risk Management Guide for Information Technology Systems, and any additions or augmentations described in the HHS-OCIO Information Systems Security and Privacy Policy. After resolution of any comments provided by the Government on the draft IT-RA, the Contracting Officer shall accept the IT-RA and incorporate the Contractor's final version into the contract for Contractor implementation and maintenance. The Contractor shall update the IT-RA on an annual basis.

3. **FIPS 199 Standards for Security Categorization of Federal Information and Information Systems Assessment (FIPS 199 Assessment)** - due within 30 days after contract award. The FIPS 199 Assessment shall be consistent with the cited NIST standard. After resolution of any comments by the Government on the draft FIPS 199 Assessment, the Contracting Officer shall accept the FIPS 199 Assessment and incorporate the Contractor's final version into the contract.

4. **IT Security Certification and Accreditation (IT-SC&A)** - due within 3 months after contract award. The Contractor shall submit written proof to the Contracting Officer that an IT-SC&A was performed for applicable information systems - see paragraph (a) of this clause. The Contractor shall perform the IT-SC&A in accordance with the HHS Chief Information Security Officer's Certification and Accreditation Checklist; NIST SP 800-37, Guide for the Security, Certification and Accreditation of Federal Information Systems; and NIST 800-53, Recommended Security Controls for Federal Information Systems. An authorized senior management official shall sign the draft IT-SC&A and provided it to the Contracting Officer for review, comment, and acceptance.

   a. After resolution of any comments provided by the Government on the draft IT SC&A, the Contracting Officer shall accept the IT-SC&A and incorporate the Contractor's final version into the contract as a compliance requirement.

   b. The Contractor shall also perform an annual security control assessment and provide to the Contracting Officer verification that the IT-SC&A remains valid. Evidence of a valid system accreditation includes written results of:

      i. Annual testing of the system contingency plan; and

      ii. The performance of security control testing and evaluation.

d. **Personal identity verification.** The Contractor shall identify its employees with access to systems operated by the Contractor for HHS or connected to HHS systems and networks. The Contracting Officer's Technical Representative (COTR) shall identify, for those identified employees, position sensitivity levels that are commensurate with the responsibilities and risks associated with their assigned positions. The Contractor shall comply with the HSPD-12 requirements contained in "HHS-Controlled Facilities and Information Systems Security" requirements specified in the SOW/PWS of this contract.

e. **Contractor and subcontractor employee training.** The Contractor shall ensure that its employees, and those of its subcontractors, performing under this contract complete HHS-furnished initial and refresher security and privacy education and awareness training before being granted access to systems operated by the Contractor on behalf of HHS or access to HHS systems and networks. The Contractor shall provide documentation to the COTR evidencing that Contractor employees have completed the required training.

f. **Government access for IT inspection.** The Contractor shall afford the Government access to the Contractor's and subcontractors' facilities, installations, operations, documentation, databases, and personnel used in performance of this contract to the extent required to carry out a program of IT inspection (to include vulnerability testing), investigation, and audit to safeguard against threats and hazards to the integrity, confidentiality, and availability, of HHS data or to the protection of information systems operated on behalf of HHS.

g. **Subcontracts.** The Contractor shall incorporate the substance of this clause in all subcontracts that require protection of Federal information and Federal information systems as described in paragraph (a) of this clause, including those subcontracts that -

    a. Have physical or electronic access to HHS' computer systems, networks, or IT infrastructure; or

    b. Use information systems to generate, store, process, or exchange data with HHS or on behalf of HHS, regardless of whether the data resides on a HHS or the Contractor's information system.

h. **Contractor employment notice.** The Contractor shall immediately notify the Contracting Officer when an employee either begins or terminates employment (or is no longer assigned to the HHS project under this contract), if that employee has, or had, access to HHS information systems or data.

i. **Document information.** The Contractor shall contact the Contracting Officer for any documents, information, or forms necessary to comply with the requirements of this clause.

j. **Contractor responsibilities upon physical completion of the contract.** The Contractor shall return all HHS information and IT resources provided to the Contractor during contract performance and certify that all HHS information has been purged from Contractor-owned systems used in contract performance.

k. **Failure to comply.** Failure on the part of the Contractor or its subcontractors to comply with the terms of this clause shall be grounds for the Contracting Officer to terminate this contract.

E. **Additional NIH Requirements**

1. **SECURITY CATEGORIZATION OF FEDERAL INFORMATION AND INFORMATION SYSTEMS (FIPS 199 Assessment)**

    a. Information Type:

        [ ] Administrative, Management and Support Information:

        [X] Mission Based Information:

        This contract contains Research and Development Information involving programs and activities in which the Federal Government creates or develops a body or set of knowledge, the manipulation and analysis of which can provide inherent benefirts for both the Federal and private sector.

b. Security Categories and Levels:

Confidentiality Level:	[ ] Low	[X] Moderate	[ ] High
Integrity Level:	[ ] Low	[X] Moderate	[ ] High
Availability Level:	[ ] Low	[X] Moderate	[ ] High
Overall Level:	[ ] **Low**	[X] **Moderate**	[ ] **High**

c. In accordance with HHSAR Clause 352.239-72, the contractor shall submit a FIPS 199 Assessment within 30 days after contract award. Any differences between the contractor's assessment and the information contained herein, will be resolved, and if required, the contract will be modified to incorporate the final FIPS 199 Assessment.

2. **INFORMATION SECURITY TRAINING**

In addition to any training covered under paragraph (e) of HHSAR 352.239-72, the contractor shall comply with the below training:

a. Mandatory Training

i. All Contractor employees having access to (1) Federal information or a Federal information system or (2) sensitive data/information as defined at HHSAR 304.1300(a)(4), shall complete the NIH Computer Security Awareness Training course at http://irtsectraining.nih.gov/ before performing any work under this contract. Thereafter, Contractor employees having access to the information identified above shall complete an annual NIH-specified refresher course during the life of this contract. The Contractor shall also ensure subcontractor compliance with this training requirement.

ii. The Contractor shall maintain a listing by name and title of each Contractor/Subcontractor employee working on this contract and having access of the kind in paragraph 1.a(1) above, who has completed the NIH required training. Any additional security training completed by the Contractor/Subcontractor staff shall be included on this listing. The list shall be provided to the COTR and/or Contracting Officer upon request.

b. Role-based Training

HHS requires role-based training when responsibilities associated with a given role or position, could, upon execution, have the potential to adversely impact the security posture of one or more HHS systems. Read further guidance at Secure One HHS Memorandum on Role-Based Training Requirement.

For additional information see the following: http://ocio.nih.gov/security/security-communicating.htm#RoleBased.

The Contractor shall maintain a list of all information security training completed by each contractor/subcontractor employee working under this contract. The list shall be provided to the COTR and/or Contracting Officer upon request.

c. Rules of Behavior

The Contractor shall ensure that all employees, including subcontractor employees, comply with the NIH Information Technology General Rules of Behavior (http://ocio.nih.gov/security/nihitrob.html), which are contained in the NIH Information Security Awareness Training Course http://irtsectraining.nih.gov.

3. **PERSONNEL SECURITY RESPONSIBILITIES**
In addition to any personnel security responsibilities covered under HHSAR 352.239-72, the contractor shall comply with the below personnel security responsibilities:

a. In accordance with Paragraph (h) of HHSAR 352.239-72, the Contractor shall notify the Contracting officer and the COTR **within five working days** before a new employee assumes a position that requires access to HHS information systems or data, or when an employee with such access stops working on this contract. The Government will initiate a background investigation on new employees assuming a position that requires access to HHS information systems or data, and will stop pending background investigations for employees that no longer work under the contract or no longer have such access.

b. **New contractor employees who have or will have access to HHS information systems or data:** The Contractor shall provide the COTR with the name, position title, e-mail address, and phone number of all new contract employees working under the contract and provide the name, position title and position sensitivity level held by the former incumbent. If an employee is filling a new position, the Contractor shall provide a position description and the Government will determine the appropriate position sensitivity level.

c. **Departing contractor employees:** The Contractor shall provide the COTR with the name, position title, and position sensitivity level held by or pending for departing employees. The Contractor shall perform and document the actions identified in the Contractor Employee Separation Checklist (http://ocio.nih.gov/nihsecurity/Emp-sep-checklist.pdf) when a Contractor/ subcontractor employee terminates work under this contract. All documentation shall be made available to the COTR upon request.

d. **Commitment to Protect Non-Public Departmental Information and Data.**

The Contractor, and any subcontractors performing under this contract, shall not release, publish, or disclose non-public Departmental information to unauthorized personnel, and shall protect such information in accordance with provisions of the following laws and any other pertinent laws and regulations governing the confidentiality of such information:

- 18 U.S.C. 641 (Criminal Code: Public Money, Property or Records)
- 18 U.S.C. 1905 (Criminal Code: Disclosure of Confidential Information)
- Public Law 96-511 (Paperwork Reduction Act)

Each employee, including subcontractors, having access to non-public Department information under this acquisition shall complete the "Commitment to Protect Non-Public Information - Contractor Employee Agreement" located at: http://ocio.nih.gov/docs/public/Nondisclosure.pdf. A copy of each signed and witnessed Non-Disclosure agreement shall be submitted to the Project Officer/COTR prior to performing any work under this acquisition.

4. **Loss and/or Disclosure of Personally Identifiable Information (PII) - Notification of Data Breach**

The Contractor shall report all suspected or confirmed incidents involving the loss and/or disclosure of PII in electronic or physical form. Notification shall be made to the NIH Incident Response Team (IRT) via email (IRT@mail.nih.gov) within one hour of discovering the incident. The Contractor shall follow up with IRT by completing and submitting one of the applicable two forms below within three (3) work days of incident discovery:

NIH PII Spillage Report at: http://ocio.nih.gov/docs/public/PII_Spillage_Report.doc
NIH Lost or Stolen Assets Report at: http://ocio.nih.gov/docs/public/Lost_or_Stolen.doc

ARTICLE H.15. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-73(b) (January 2010)

a. Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) products and services developed, acquired, maintained, or used under this contract/order must comply with the "Electronic and Information Technology Accessibility Provisions" set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the "Access Board") in 36 CFR part 1194. Information about Section 508 provisions is available at http://www.section508.gov/. The complete text of Section 508 Final provisions can be accessed at http://www.access-board.gov/sec508/provisions.htm.

b. The Section 508 standard applicable to this contract is §1194.22 Web-based intranet and internet information and applications. The contractor must provide a written Section 508 conformance certification due at the end of each contract/order exceeding $100,000 when the contract/order duration is one year or less. If it is determined by the Government that EIT products and services provided by the Contractor do not conform to the described accessibility standards in the Product Assessment Template, remediation of the products or services to the level of conformance specified in the Contractor's Product Assessment Template will be the responsibility of the Contractor at its own expense.

c. In the event of a modification(s) to this contract/order, which adds new EIT products or services or revises the type of, or specifications for, products or services the Contractor is to provide, including EIT deliverables such as electronic documents and reports, the Contracting Officer may require that the contractor submit a completed HHS Section 508 Product Assessment Template to assist the Government in determining that the EIT products or services support Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found under Section 508 policy on the HHS Office on Disability Web site (http://www.hhs.gov/od/).

[(End of HHSAR 352.239-73(b)]

d. Prior to the Contracting Officer exercising an option for a subsequent performance period/additional quantity or adding funding for a subsequent performance period under this contract, as applicable, the Contractor must provide a Section 508 Annual Report to the Contracting Officer and Project Officer. Unless otherwise directed by the Contracting Officer in writing, the Contractor shall provide the cited report in accordance with the following schedule. Instructions for completing the report are available in the Section 508 policy on the HHS Office on Disability Web site under the heading Vendor Information and Documents. The Contractor's failure to submit a timely and properly completed report may jeopardize the Contracting Officer's exercising an option or adding funding, as applicable.

Schedule for Contractor Submission of Section 508 Annual Report:

Annually, within 30 days of the contract's anniversary date

[End of HHSAR 352.239-73(c)]

ARTICLE H.16. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under NIH contracts) will not be biased by any conflicting financial interest. For the purposes of this part relating to financial

interests, "Investigator" includes the Investigator's spouse and dependent children. 45 CFR Part 94 is available at the following Web site:

http://ecfr.gpoaccess.gov/cgi/t/text/text-idx?c=ecfr;sid=cfc3d0caac2d06e14935ada5731b763d;rgn=div5;view=text;node=45%3A1.0.1.1.52;idno=45;cc=ecfr

As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a. Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator's reporting responsibilities, and the applicable regulations. The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

b. Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in NIH-funded research. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict. A conflict of interest exists when the designated official(s) reasonably determines that a *Significant Financial Interest* could directly and significantly affect the design, conduct, or reporting of the NIH-funded research. The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate. Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c. Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d. Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e. Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer, the existence of the conflicting interest found. This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within sixty (60) days of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the NIH-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action, which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor's procedures and actions regarding conflicts of interests in NIH-funded research, including a review of all records pertinent to compliance with 45 CFR Part 94. The Contracting Officer may require submission of the records or review them on site. On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the NIH-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest. The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that NIH-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

ARTICLE H.17. PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause **352.227-70, Publications and Publicity** incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of

Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

"This project has been funded in whole or in part with Federal funds from the National Heart, Lung, and Blood Institute, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN268201100031C"

ARTICLE H.18. REVIEW OF MANUSCRIPTS

In order to balance the oversight responsibility of the National Heart, Lung, and Blood Institute (NHLBI) with the authorization provided the Contractor by the Rights in Data clause of this contract, the NHLBI has established a process to review manuscripts produced under this contract. Please note that the NHLBI does not require contractors to seek the Institute's approval of manuscripts.

In order to have sufficient time to conduct a meaningful review, please provide to the Institute's Contracting Officer's Technical Representative (COTR) and Contracting Officer advance notice of intent to submit a manuscript for publication at least 45 days prior to submission to the publisher. The advance notice should briefly describe the plans for publication of the manuscript. Concurrently or as soon as possible following this notice, provide a copy of the manuscript to the COTR.

Any comments from the NHLBI will be provided in writing within 15 days after receipt of the manuscript by the COTR. Comments expressed by the NHLBI about the manuscript shall not be a cause for action under the Disputes clause of the contract by either NHLBI or the Contractor, since the NHLBI does not approve manuscripts and draft manuscripts are not contract deliverables.

ARTICLE H.19. NHLBI DATA REPOSITORY OF EPIDEMIOLOGY AND CLINICAL TRIALS

The National Heart, Lung, and Blood Institute (NHLBI) has supported data collection from participants in numerous clinical trials and epidemiologic studies. These data from well-characterized population samples constitute an important scientific resource. It is the view of the NHLBI that their full value can only be realized if they are made available, under appropriate terms and conditions consistent with the informed consent provided by individual participants, in a timely manner to the largest possible number of qualified investigators.

Data sets distributed under this policy include only data with personal identifiers and other variables that might enable individual participants to be identified, such as outliers, dates, and study sites, removed or otherwise modified. Because it may still be possible to combine the data with other publicly available data and thereby determine with reasonable certainty the identity of individual participants, these data sets are not truly anonymous. They are, therefore, only provided to investigators who agree in advance to adhere to established policies for distribution.

Investigators shall provide data sets in accordance with the NHLBI Data Set policy at http://www.nhlbi.nih.gov/resources/deca/policy_new.htm. All changes to the policy are hereby incorporated by reference without further amendment to the contract. Data sets are a deliverable under this contract for this trial or study, as described in Section C. Description/Specification/Work Statement and/or Section F. Deliveries or Performance of the contract.

ARTICLE H.20. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is **1-800-HHS-TIPS (1-800-447-8477).** All telephone calls will be handled confidentially. The e-mail address is **Htips@os.dhhs.gov** and the mailing address is:

Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026

ARTICLE H.21. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, "Principles and Guidelines for Recipients of NIH Research Grants and Contracts on Obtaining and Disseminating Biomedical Research Resources: Final Notice," (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at: http://ott.od.nih.gov/pdfs/64FR72090.pdf is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, "research tools", "research materials", and "research resources" are used interchangeably and have the same meaning.

ARTICLE H.22. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law. This restriction applies to public accommodations both foreign and domestic.

Public accommodations that meet the requirements can be accessed at: http://www.usfa.fema.gov/hotel/index.htm.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: https://www.acquisition.gov/far/.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions (Over the Simplified Acquistion Threshold)
52.203-3	Apr 1984	Gratuities (Over the Simplified Acquisition Threshold)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over the Simplified Acquisition Threshold)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over the Simplified Acquisition Threshold)
52.203-7	Oct 2010	Anti-Kickback Procedures (Over the Simplified Acquisition Threshold)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over the Simplified Acquisition Threshold)
52.204-7	Apr 2008	Central Contractor Registration
52.204-10	Jul 2010	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)
52.209-6	Dec 2010	Protecting the Government's Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-2	Oct 2010	Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over the Simplified Acquisition Threshold funded exclusively with non-Recovery Act funds.]
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Oct 2010	Price Reduction for Defective Cost or Pricing Data (Over $700,000)
52.215-12	Oct 2010	Subcontractor Cost or Pricing Data (Over $700,000)
52.215-14	Oct 2010	Integrity of Unit Prices (Over the Simplified Acquisition Threshold)
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions (Over $700,000)
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes

FAR CLAUSE NO.	*DATE*	*TITLE*
52.215-21	Oct 2010	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data - Modifications
52.215-23	Oct 2009	Limitations on Pass-Through Charges (Over the Simplified Acquisition Threshold)
52.216-7	Dec 2002	Allowable Cost and Payment
52.216-8	Mar 1997	Fixed Fee
52.219-8	Jan 2011	Utilization of Small Business Concerns (Over the Simplified Acquisition Threshold)
52.219-9	Jan 2011	Small Business Subcontracting Plan (Over $650,000, $1.5 million for Construction)
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $650,000, $1.5 million for Construction)
52.222-2	Jul 1990	Payment for Overtime Premium (Over the Simplified Acquisition Threshold) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2010	Equal Opportunity for Veterans ($100,000 or more)
52.222-36	Oct 2010	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2010	Employment Reports on Veterans ($100,000 or more)
52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act (Over the Simplified Acquisition Threshold)
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Jan 2009	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.223-18	Sep 2010	Contractor Policy to Ban Text Messaging While Driving
52.225-1	Feb 2009	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-14	Dec 2007	Rights in Data - General
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Oct 2010	Interest (Over the Simplified Acquisition Threshold)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2008	Prompt Payment, Alternate I (Feb 2002)

FAR CLAUSE NO.	*DATE*	*TITLE*
52.232-33	*Oct 2003*	*Payment by Electronic Funds Transfer--Central Contractor Registration*
52.233-1	*Jul 2002*	*Disputes*
52.233-3	*Aug 1996*	*Protest After Award, Alternate I (Jun 1985)*
52.233-4	*Oct 2004*	*Applicable Law for Breach of Contract Claim*
52.242-1	*Apr 1984*	*Notice of Intent to Disallow Costs*
52.242-3	*May 2001*	*Penalties for Unallowable Costs (Over $700,000)*
52.242-4	*Jan 1997*	*Certification of Final Indirect Costs*
52.242-13	*Jul 1995*	*Bankruptcy (Over the Simplified Acquisition Threshold)*
52.243-2	*Aug 1987*	*Changes - Cost Reimbursement, Alternate V (Apr 1984)*
52.244-2	*Oct 2010*	*Subcontracts (Over the Simplified Acquisition Threshold), Alternate I (June 2007)*
52.244-5	*Dec 1996*	*Competition in Subcontracting (Over the Simplified Acquisition Threshold)*
52.244-6	*Dec 2010*	*Subcontracts for Commercial Items*
52.245-1	*Aug 2010*	*Government Property*
52.245-9	*Aug 2010*	*Use and Charges*
52.246-23	*Feb 1997*	*Limitation of Liability (Over the Simplified Acquisition Threshold)*
52.249-6	*May 2004*	*Termination (Cost-Reimbursement)*
52.249-14	*Apr 1984*	*Excusable Delays*
52.253-1	*Jan 1991*	*Computer Generated Forms*

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	*DATE*	*TITLE*
352.202-1	*Jan 2006*	*Definitions - with Alternate paragraph (h) (Jan 2006)*
352.203-70	*Jan 2006*	*Anti-Lobbying (Over Simplified Acquisition Threshold)*
352.216-70	*Jan 2006*	*Additional Cost Principles*
352.222-70	*Jan 2010*	*Contractor Cooperation in Equal Employment Opportunity Investigations*
352.227-70	*Jan 2006*	*Publications and Publicity*
352.228-7	*Dec 1991*	*Insurance - Liability to Third Persons*
352.233-71	*Jan 2006*	*Litigation and Claims*
352.242-70	*Jan 2006*	*Key Personnel*
352.242-73	*Jan 2006*	*Withholding of Contract Payments*
352.242-74	*Apr 1984*	*Final Decisions on Audit Findings*

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT- Rev. 01/2011].

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

a. FAR Clauses **52.219-9, Small Business Subcontracting Plan** (January 2011), and **52.219-16, Liquidated Damages--Subcontracting Plan** (January 1999) are deleted in their entirety.

b. **Alternate I** (June 2010) of FAR Clause **52.244-6, Subcontracts for Commercial Items** (December 2010) is added.

ARTICLE I.3. Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1. FAR Clause **52.203-13, Contractor Code of Business Ethics and Conduct** (April 2010).

2. FAR Clause **52.203-14, Display of Hotline Poster(s)** (December 2007).

   ".....(3) Any required posters may be obtained as follows:

Poster(s)	Obtain From"
HHS Contractor Code of Ethics and Business Conduct Poster	http://oig.hhs.gov/fraud/hotline/OIG_Hotline_Poster.pdf

3. *FAR Clause **52.215-17, Waiver of Facilities Capital Cost of Money** (October 1997).*

4. FAR Clause **52.217-9, Option to Extend the Term of the Contract** (March 2000).

   "(a) The Government may extend the term of this contract by written notice to the Contractor within the period of performance of the contract; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension."

   "c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) YEARS."

5. FAR Clause **52.219-6, Notice of Total Small Business Set-Aside** (June 2003).

6. FAR Clause **52.219-14, Limitations on Subcontracting** (December 1996).

7. FAR Clause **52.219-28, Post-Award Small Business Program Rerepresentation** (April 2009).

8. FAR Clause **52.222-29, Notification of Visa Denial** (June 2003).

9. FAR Clause **52.223-12, Refrigeration Equipment and Air Conditioners** (May 1995).

10. FAR Clause **52.224-1, Privacy Act Notification** (April 1984).

11. FAR Clause **52.224-2, Privacy Act** (April 1984).

12. **Alternate I** (December 2007), FAR Clause **52.227-14, Rights in Data--General** (December 2007).

13. FAR Clause **52.227-16, Additional Data Requirements** (June 1987).

14. FAR Clause **52.237-3, Continuity of Services** (January 1991).

15. FAR Clause **52.242-3, Penalties for Unallowable Costs** (May 2001).

16. FAR Clause **52.246-23, Limitation of Liability** (February 1997).

17. FAR Clause **52.247-63, Preference for U.S. Flag Air Carriers** (June 2003).

18. FAR Clause **52.251-1, Government Supply Sources** (August 2010).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1. HHSAR Clause **352.223-70, Safety and Health** (January 2006).

2. HHSAR Clause **352.270-1, Accessibility of Meetings, Conferences and Seminars to Persons with Disabilities** (January 2001).

c. *NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:*

The following clauses are attached and made a part of this contract:

1. ***NIH (RC)-7, Procurement of Certain Equipment** (April 1984).*

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1)CLAUSES:

a. FAR Clause **52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters** (January 2011)

(a) The Contractor shall update the information in the Federal Awardee Performance and Integrity Information System (FAPIIS) on a semi-annual basis, throughout the life of the contract, by posting the required information in the Central Contractor Registration database at http://www.ccr.gov.

(b)(1) The Contractor will receive notification when the Government posts new information to the Contractor's record.

(2) The Contractor will have an opportunity to post comments regarding information that has been posted by the Government. The comments will be retained as long as the associated information is retained, i.e., for a total period of 6 years. Contractor comments will remain a part of the record unless the Contractor revises them.

(3) (i) Public requests for system information prior to April 15, 2011, will be handled under Freedom of Information Act procedures, including, where appropriate, procedures promulgated under E.O. 12600.

(ii) As required by section 3010 of Public Law 111-212, all information posted in FAPIIS on on or after April 15, 2011, except past performance reviews, will be publicly available.

(End of clause)

b. **Alternate I** (January 2011), FAR Clause **52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters** (January 2011)

As prescribed in 9.104-7(c)(2), redesignate paragraph (a) of the basic clause as paragraph (a)(1) and add the following paragraph (a)(2):

(2) At the first semi-annual update on or after April 15, 2011, the Contractor shall post again any required information that the Contractor posted prior to April 15, 2011.

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated May 1, 2011, 7 pages.

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4

Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (8/08), 6 pages.

3. Privacy Act System of Records, Number

Privacy Act System of Records, Number 09-25-0200, 6 pages.

4. Safety and Health

Safety and Health, HHSAR Clause 352.223-70, (1/06), 1 page.

5. Quality Assurance Surveillance Plan

Quality Assurance Surveillance Plan, May 1, 2011, 4 pages.

6. Procurement of Certain Equipment

Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

7. Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 2 pages.

8. Government Property - Schedule II-A

Government Property - Schedule II-A, dated May 1, 2011, 4 pages.

9. Government Propert - Schedule I-B

Government Property - Schedule I-B, dated May 1, 2011, 1 page.

10. Report of Government Owned, Contractor Held Property

Report of Government Owned, Contractor Held Property, dated 3/2008, 1 page. Located at: http://rcb.cancer.gov/rcb-internet/forms/Govt-Owned-Prop.pdf

11. Commitment To Protect Non-Public Information

Commitment To Protect Non-Public Information, 1 page. Located at: http://ocio.nih.gov/docs/public/Nondisclosure.pdf

12. Roster of Employees Requiring Suitability Investigations

Roster of Employees Requiring Suitability Investigations, 1 page. Excel file located at: http://ocio.nih.gov/docs/public/Suitability-roster.xls

13. Employee Separation Checklist

Employee Separation Checklist, 1 page. Fillable PDF format located at: http://ocio.nih.gov/nihsecurity/Emp-sep-checklist.pdf

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1. Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website. [This includes the changes identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the Contractor's proposal.]

2. NIH Representations & Certifications, dated March 23, 2010

4. Human Subjects Assurance Identification Number FWA00000730.

END of the SCHEDULE

(CONTRACT)

Renewal of the National Heart, Lung, and Blood Institute Biologic Specimen Repository RFP: NHLBI-HB-11-19

DESCRIPTIONS AND STATEMENT OF WORK FOR SOLICITATION PURPOSES

General Description of the Program and Desired Results

The mission of the National Heart, Lung, and Blood Institute Biologic Specimen Repository (NHLBI Biorepository) is to acquire, store and distribute quality biospecimens to the scientific community using standardized processes and procedures.

The NHLBI Biorepository is part of a continuum. NHLBI supported clinical studies collect, process and store biospecimens as part of their ongoing study protocols. The NHLBI Biorepository provides long term storage and distribution of these biospecimens to the wider scientific community. Access to the stored biospecimens and linkage to biospecimen data are coordinated by the Biologic Specimen and Data Repository Information Coordinating Center (BioLINCC) supported by a separate contract to Information Management Services, Inc. (contract HHSN268200800012C).

The BioLINCC contract was initiated in September 2008 to provide a secure data storage environment for the NHLBI clinical study data sets, establish links between data sets and the NHLBI Biorepository electronic inventory system and to develop a flexible web-based communication and data management platform to facilitate access to these valuable scientific resources. As of October 2009, investigators submitted requests to store or access biospecimens through the BioLINCC website at https://biolincc.nhlbi.nih.gov/.

The NHLBI Biorepository Contractor collaborates with the NHLBI and the BioLINCC Contractor to acquire new biospecimen collections and fulfill investigators' requests for biospecimens in accordance with the NHLBI Biological Specimen and Data Repository Operational Guidelines https://biolincc.nhlbi.nih.gov/static/guidelines/guidelines.html.

Background Information

The biospecimen repository has been managed by the Division of Blood Diseases and Resources, Transfusion Medicine and Cellular Therapeutics Branch (DBDR TMCT Branch), NHLBI since 1975. Since its establishment, several large plasma, serum, and whole blood biospecimen collections were acquired from NHLBI funded epidemiologic studies in transfusion medicine. These large historical collections have provided many seminal contributions to transfusion safety, such as establishing the viral origin of transfusion-transmitted diseases and contributing to the development of new blood safety assays (Busch, Glynn, 2009. J Infect Dis 199:1564-66). In more recent years, the NHLBI Biorepository infrastructure was used to acquire collections of biospecimens from several large clinical studies conducted to advance cardiovascular, pulmonary, and hematological research.

The NHLBI Biorepository currently houses over 4.6 million plasma, serum, and cellular or tissue biospecimens from over 65 biospecimen collections. These collections come from over 50 NHLBI research programs and include 29 study programs in transfusion medicine and blood diseases, 8 study programs related to lung disease and 14 study programs related to cardiovascular disease. Plasma and serum specimens are the most common material type in the repository, making up approximately 73% of the inventory. Whole blood or blood cell pellets make up approximately 24% of the material type and the remainder consists of other biospecimen types such as urine, DNA, cord blood units and tissue samples.

The NHLBI Biorepository is undergoing an extensive re-evaluation of its collections to assure that their use conforms to current best practices. As of February 2010, review of 8 collections has been completed. These 8 collections are described on the BioLINCC website at https://biolincc.nhlbi.nih.gov/ . Other large historical collections include the Viral Activation Transfusion Study (91,865 specimens), the Multi-center Hemophilia Cohort Study I & II (347,752 specimens), the Pulmonary AIDS Clinical Study (54,829 specimens). In addition, the Biorepository continues to acquire new collections from recent and ongoing studies. It is anticipated that 20 additional collections will be available on the BioLINCC website in the next year.

Detailed Description of Duties for the Biospecimen Repository

The Contractor shall serve as the National Heart, Lung, and Blood Institute Biologic Specimen Repository (NHLBI Biorepository) and shall perform the following specific tasks as directed by the NHLBI Contracting Officer and Contracting Officer's Technical Representative (COTR). The Contractor shall collaborate with the NHLBI, the Biologic Specimen and Data Repository Information Coordinating Center (BioLINCC) Contractor and other groups identified by the NHLBI to meet the current and expanding needs of the Biorepository program.

The Contractor shall follow all federal and State requirements and current best practices for the collection, storage, retrieval and distribution of biological material for scientific research. The Contractor shall also follow the NHLBI Biologic Specimen and Data Repository Operational Guidelines for acquiring and distributing biospecimens.

[The NHLBI Biorepository currently follows the National Cancer Institute Best Practices for Biospecimen Resources available at http://biospecimens.cancer.gov/global/pdfs/NCI_Best_Practices_060507.pdf and the International Society of Biological and Environmental Repository Best Practices for Repositories available at http://www.isber.org/Pubs/BestPractices2008.pdf . The NHLBI Biologic Specimen and Data Repository Operational Guidelines and other reference documents related to the Biorepository are available at https://biolincc.nhlbi.nih.gov.*]*

Specific Tasks:

1. House and Maintain the NHLBI Biospecimen Collections and Electronic Inventory.

   The Contractor shall provide facilities, personnel and equipment to house and maintain all NHLBI Biorepository collections. The facilities provided shall enable expansion of the NHLBI Biorepository over the period of the contract.

   The facilities shall provide a safe, secure and appropriately temperature-controlled physical environment and shall be equipped with fire, smoke, and mechanical failure alarms, and appropriate fire control equipment. The Contractor shall provide key repository personnel at any time in case of fire, mechanical failure of one or more freezers, or other emergency (natural or man-made).

   The facilities shall have emergency back-up generators with the capabilities of handling the complete power supply in the case of an electrical power failure. The Contractor shall have a plan in place to ensure that adequate fuel is available for the generator(s) and that the generators are routinely tested to ensure proper operation.

   The Contractor shall ensure that an adequate number of empty, functional storage units, are available to serve as back-up units in the event of freezer failure. The back-up units shall be at an appropriate temperature to store the biospecimen inventory.

The Contractor shall purchase in a cost-effective manner equipment and materials necessary to maintain the biospecimen collections.

The Contractor shall use an electronic inventory system to manage the biospecimen inventory. An equivalent electronic inventory system shall allow a seamless transfer of the current electronic inventory (BSI-II), with maintenance of data fidelity, and shall include the following features: 1) biospecimen management; 2) requisition/workflow tracking; 3) freezer/inventory management; 4) comprehensive reporting; 5) shipment and discrepancy tracking; and 6) security features. The inventory system shall be CFR 21Part 11 validated; and be customizable to meet the changing needs of the NHLBI Biorepository.

The Contractor shall establish systems to ensure data security and to prevent loss of inventory data in case of physical damage or equipment failure. The Contractor shall establish systems that prevent access to biospecimens and data by unauthorized individuals.

The Contractor shall develop a plan for recovery of stored biospecimens and data following a natural or man-made disaster. The Contractor shall provide detailed plans describing the security, back-up and disaster recovery measures and incorporate them into the Information Systems Security Plan.

2. Inspection of Biospecimen Processing Sites

The Contractor shall inspect biospecimen processing sites to evaluate the site's ability to collect, process, and track and store biospecimens and to train site staff, if needed. All requests to visit collection sites shall be pre-approved by the NHLBI. The site visitors shall have expertise in biospecimen resources and shall make written recommendations to the NHLBI regarding the ability of the site to complete biospecimen processing, preparation and shipment activities.

3. Confidentiality

The Contractor shall maintain the confidentiality of subjects by ensuring that personal identifiers (e.g., surname, address, social security number) that may be utilized to identify an individual are not included on a biospecimen label or recorded in the biospecimen electronic inventory system. The Contractor shall collaborate with the NHLBI and BioLINCC staff to develop a unique identifier for each vial. The unique identifier shall link the biospecimen to the clinical and descriptive data associated with the biospecimen. The linking data base shall be maintained by the BioLINCC program and shall not be shared with the Contractor.

The Contractor shall not use information collected under this contract to establish the identity of a given subject or query the databases and retrieve information for an individual subject whose identity is known from some other source.

The Contractor shall collaborate with BioLINCC staff to ensure that all investigators have adequate approval from the collection site Institutional Review board (IRB) for the collection and use of biospecimens submitted to the NHLBI Biorepository.

The Contractor shall have, or shall apply, to the Office for Human Research Protections (OHRP) at the Department of Health and Human Services for a project assurance number, if such a number has not been assigned to the Contractor.

4. Acquire New Biospecimen Collections from US and non-US sites

The Contractor shall follow the procedures for acquiring biospecimens described in the NHLBI Biologic Specimen and Data Repository Operational Guidelines. The contractor shall assist the NHLBI and BioLINCC Contractor with the review of new applications to store new biospecimen collections in the NHLBI Biorepository. The Contractor shall submit the applications to an IRB for review prior to receipt of biospecimens into the Biorepository. The costs of the IRB review shall be borne by the Contractor.

The Contractor shall have the capability of providing preprinted barcoded label sets for biospecimen aliquots. Label stock used for this task shall be validated to ensure that the labels adhere to the aliquots and remain legible over time when exposed to different temperatures and chemicals during processing and storage for each particular type of material.

At NHLBI's request, the Contractor shall prepare and distribute, in a cost effective manner, label sets for new biospecimen collections approved by the NHLBI. The contractor shall electronically track the number of label sets provided. The costs of the label sets and shipment to the investigator shall be borne by the Contractor.

At NHLBI's request, the Contractor shall provide, in a cost effective manner, all necessary supplies needed to package and ship biospecimens from collection sites on an intermittent basis to the NHLBI Biorepository facility/facilities. The supply costs and the cost of shipping supplies to collection sites shall be borne by the Contractor. The Contractor and NHLBI shall determine the frequency of shipments to the NHLBI Biorepository. The costs of shipping biospecimens from collection sites to the NHLBI Biorepository facility/facilities shall generally be borne by the requesting site. Shipments shall be coordinated by the Contractor. The Contractor shall ensure that qualified personnel are available to receive the arriving packages and store the shipment at the required temperature. The Contractor shall ensure that personnel shipping biospecimens to the NHLBI Biorepository receive training, and that shipments follow all federal and State requirements.

The Contractor shall have the expertise and capability to do a bulk relocation of a new biospecimen collection from single or multiple sites. The Contractor shall provide the NHLBI with a plan for the bulk relocation for approval. The plan shall include a justification for the approach and cost of the proposed relocation strategy.

The contractor shall inventory, prepare for storage, package, and label, as necessary, biospecimens to be added to the NHLBI Biorepository using cost effective and validated procedures in a timely manner. The procedures shall be incorporated into the Standard Operating Procedures as part of the Quality Assurance Program in Task 8. The Contractor shall use an electronic inventory system as described in Task 1 to inventory and track biospecimens.

[Current guidelines for acquisition of new collections are available in the NHLBI Biological Specimen and Data Repository Operational Guidelines https://biolincc.nhlbi.nih.gov/static/guidelines/guidelines.html*]*

Biospecimens are a quantity of tissue, blood, urine, or other biologically derived material. The NHLBI Biologic Specimen Repository stores human biospecimens. Portions or aliquots of a biospecimen are referred to as samples (NCI Best Practices working definition). Biospecimen samples are frequently stored in vials.

5. Aliquot Biospecimens and Expand Biospecimen Collections

   The Contractor shall provide laboratory facilities and personnel for 1) dividing specimens into aliquots; 2) sectioning frozen and fixed, embedded tissue specimens; and 3) expanding renewable biospecimens such as immortalized cell lines, DNA and cDNA. All aliquoting shall be performed using validated procedures and in a cost effective manner. All requests for aliquoting and expansion of biospecimens shall require review and approval of the NHLBI COTR before they are conducted.

   Aliquoting/expansion activities under this contract are restricted to maintaining valuable NHLBI Biorepository collections. Some aliquots, upon approval by the NHLBI, shall be distributed to the research investigator(s) requesting these specimens, and the remaining aliquots shall be placed in the inventory for future requests.

   The Contractor shall have the ability to provide blinded panels at the request of the NHLBI.

6. Distribute Biospecimen samples

   The Contractor shall have in place validated procedures to distribute biospecimen samples to qualified investigators. The Contractor shall collaborate with the BioLINCC Contractor to complete requests approved by the NHLBI as directed. The procedures shall be incorporated into the Standard Operating Procedures as part of the Quality Assurance Program in Task 8.. .

   Requests from investigators for biospecimens shall be processed following the procedures described in the NHLBI Biologic Specimen Repository Operational Guidelines. The Contractor shall be provided with a list of the biospecimens and relevant information and the investigator contact information. The Contractor shall prepare the approved request for shipment. Shipment costs shall include retrieval and packaging of the specimens, in insulated boxes or "dry shippers", and shipment to the final destination (specifically to the approved investigator). The Contractor shall verify receipt of the shipment. Packaging and shipment procedures shall meet standards for biologically hazardous materials (see the current publication prepared by the International Air Transport Association (IATA), Dangerous Goods Regulations (http://www.iata.org/ps/publications/dgr). The cost to ship the packaged specimens shall generally be borne by the requesting investigator.

7. Withdraw and Destroy Biospecimens

   The Contractor shall have validated procedures to withdraw biospecimens from the NHLBI Biorepository inventory and for the destruction of biospecimens. All requests for withdrawals and destruction shall first require confirmation from the NHLBI COTR. Upon receiving confirmation, the Contractor shall withdraw and destroy the biospecimens, and record the reason for withdrawal in the biospecimen electronic inventory system.

   The procedures for completing this task shall be incorporated into the Standard Operating Procedures as part of the Quality Assurance Program in Task 8.

8. Maintain quality control (QC) and quality assurance (QA) program.

   The Contractor shall have a QA/QC program that includes validated Standard Operating Procedures and covers all activities critical to the successful operation of the NHLBI Biorepository. The QA/QC program shall describe the repository's commitment to its QA

and QC programs and describe approaches for ensuring that the requirements of the QA and QC programs are met.

The QA/QC shall include, but is not limited to:

a. Validating protocols for long-term storage of each material type of biospecimen.
b. Monitoring the mechanical functioning of freezers and other storage equipment, including alarm and back-up systems.
c. Monitoring the flow of biospecimens into, within and out of the Contractor's facilities.
d. Packaging and shipping of materials to domestic and international sites.
e. Receiving biospecimens from domestic and international sites.
f. Accuracy of data entry, inventory database, and shipping and receipt records.
g. Analysis of biospecimens for specimen integrity and maintenance of biological characteristics.
h. Records management.
i. An emergency response plan.
j. Personnel training

The Contractor shall submit the QA/QC program to the NHLBI within one month of contract award. The NHLBI shall provide comments to the Contractor with two weeks of receipt of the procedures. The Contractor shall revise the program, as needed, and initiate the procedures within two months of contract award.

The Contractor shall provide appropriate laboratory biosafety equipment, facilities and protocols, as well as laboratory personnel with specific training in handling pathogenic agents necessary to handle biological specimens with potential or known bloodborne or other potentially infectious pathogens in accordance with OSHA standards 29 CFR 1910.1030 and CDC Guidelines (http://www.cdc.gov/od/ohs/biosfty/bmbl4/bmbl4s2.htm).

The Contractor shall provide the capability to perform (in-house or through a subcontractor), assays for DNA and RNA integrity, cell viability and viral, serologic, cell surface phenotype and biomarker assays.

9. Promote Use of NHLBI Biorepository Resources

The Contractor shall participate in developing and implementing strategies to promote the use of the NHLBI Biorepository resources.

The Contractor shall provide guidance to NHLBI funded investigators and NHLBI staff on the current best practices for establishing biospecimen resources. Requests for guidance shall be coordinated through BioLINCC and approved by the NHLBI.

The Contractor shall collaborate with BioLINCC staff to develop training tools and assist with NHLBI training activities related to the biospecimen resources.

The Contractor shall collaborate with NHLBI and BioLINCC staff in developing and implementing long term plans for enhancing and maintaining the Biorepository.

10. Ensure an Orderly Transition of the NHLBI Biorepository at Contract Initiation and Expiration.

At the completion of the contract, the Contractor shall assist in ensuring an orderly and safe transition of the repository from the Contractor's facilities, at the address of repository at time of relocation, to any successor of this contract. This shall include providing access to the

NHLBI Biorepository facilities and electronic inventory at mutually agreed upon times. The Contractor shall develop a transition plan that will include protocols to 1) ensure the physical integrity of the biospecimens during the relocation; 2) ensure accurate transfer of the electronic biospecimen inventory; and 3) document all aspects of the transfer in a cost effective and efficient manner. The Contractor shall provide the plan and relocation budget to the NHLBI three months prior to contract expiration for approval. The NHLBI shall provide comments to the Contractor with two weeks of receipt. The Contractor shall revise the plan as need and initiate the plan within one month of the new contract award. The cost of the transfer shall be borne by the Contractor.

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format: Payment requests shall be submitted on the Contractor's self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor's self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor's Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer's approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer's Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either:

(a) **Interim Invoice/Contract Financing Request:** These are interim payment requests submitted during the contract performance period.

(b) **Completion Invoice:** The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c) **Final Invoice:** A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request. ***All information must be legible or the invoice will be considered improper and returned to the Contractor.***

(a) **Designated Billing Office Name and Address:** Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b) **Contractor's Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number:** Show the Contractor's name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. If the remittance name differs from the legal business name, both names must appear on the invoice. Provide the Contractor's Federal Taxpayer Identification Number (TIN) and Data Universal Numbering System (DUNS) or DUNS+4 number. The DUNS number must

identify the Contractor's name and address exactly as stated in the contract, and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid TIN or DUNS number, provide the Contractor's Vendor Identification Number (VIN), which appears after the Contractor's name on the face page of the award document. ***[Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.]*** When an approved assignment of claims has been executed, the Contractor shall provide the same information for the assignee as is required for the Contractor (i.e., name, address, point of contact, TIN, and DUNS number), with the remittance information clearly identified as such.

(c) **Invoice/Financing Request Number:** Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization. For example, if a contractor has already submitted invoice number 05 on one of its contracts or orders, it cannot use that same invoice number on any other contract or order. Payment requests with duplicate invoice numbers will be considered improper and will be returned to the contractor.

The NIH does not prescribe a particular numbering format but suggests using a job or account number for each contract and order followed by a sequential invoice number (example: 8675309-05). Invoice numbers are limited to 30 characters. There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses.

If all or part of an invoice is suspended and the contractor chooses to reclaim those costs on a supplemental invoice, the contractor may use the same unique invoice number followed by an alpha character, such as "R" for revised (example: 8675309-05R).

(d) **Date Invoice/Financing Request Prepared:** Insert the date the payment request is prepared.

(e) **Contract Number and Order Number (if applicable):** Insert the contract number and order number (if applicable).

(f) **Effective Date:** Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g) **Total Estimated Cost of Contract/Order:** Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h) **Total Fixed-Fee:** Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i) **Two-Way/Three-Way Match:** Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j) **Office of Acquisitions:** Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k) **Central Point of Distribution:** Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l) **Billing Period:** Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m) **Amount Billed - Current Period:** Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n) **Amount Billed - Cumulative:** Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o) **Direct Costs:** Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

1) **Direct Labor:** Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

- hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

- hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

2) **Fringe Benefits:** List any fringe benefits applicable to direct labor and billed as a direct cost. Cite the rate(s) used to calculate fringe benefit costs, if applicable.

3) **Accountable Personal Property:** Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS *Contractor's Guide for Control of Government Property*). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. An asterisk (*) shall precede the item if the equipment is below the $1 ,000 approval level. Include reference to the following (as applicable):

- item number for the specific piece of equipment listed in the Property Schedule, and
- COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

4) **Materials and Supplies:** Include equipment with unit costs of less than $1 ,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

5) **Premium Pay:** List remuneration in excess of the basic hourly rate.

6) **Consultant Fee:** List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

7) **Travel:** Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

8) **Subcontract Costs:** List subcontractor(s) by name and amount billed.

9) **Other:** List all other direct costs in total unless exceeding $1 ,000 in amount. If over $1 ,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p) **Cost of Money (COM):** Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q) **Indirect Costs:** Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r) **Fixed-Fee:** Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s) **Total Amounts Claimed:** Insert the total amounts claimed for the current and cumulative periods.

(t) **Adjustments:** Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u) **Grand Totals**

(v) **Certification of Salary Rate Limitation:** If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

"I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract."

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a) Designated Billing Office Name and Address:

National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B432, MSC 8500
Bethesda, MD 20892-8500

(b) Contractor's Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number:

ABC CORPORATION
100 Main Street
Anywhere, U.S.A. Zip+4

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

*DUNS or DUNS+4: ____________________
*TIN: ____________________

*Provide VIN only if Contractor does not have a valid TIN or DUNS number.

(c) Invoice/Financing Request No.: ____________________

(d) Date Invoice Prepared: ____________________

(e) Contract No. and Order No. (if applicable): ____________________

(f) Effective Date: ____________________

(g) Total Estimated Cost of Contract/Order: ____________________

(h) Total Fixed Fee (if applicable): ____________________

(i) Two-Way Match: ____
Three-Way Match: ____

(j) Office of Acquisitions: ____________________

(k) Central Point of Distribution: ____________________

(l) This invoice/financing request represents reimbursable costs for the period from __________ to __________.

	Cumulative Percentage of Effort/Hrs		Amount Billed				
Expenditure Category* A	Negotiated B	Actual C	(m) Current D	(n) Cumulative E	Cost at Completion F	Contract Value G	Variance H
(o) Direct Costs:							
(1) Direct Labor							
(2) Fringe Benefits ___%							
(3) Accountable Property							
(4) Materials & Supplies							
(5) Premium Pay							
(6) Consultant Fees							
(7) Travel							
(8) Subcontracts							
(9) Other							
Total Direct Costs							
(p) Cost of Money ____%							
(q) Indirect Costs ____%							
(r) Fixed Fee ____%							
(s) Total Amount Claimed							
(t) Adjustments							
(u) Grand Totals							

"I certify that all payments requested are for appropriate purposes and in accordance with the contract."

____________________ (Name of

____________________ (Title)

*Attach details as specified in the contract or requested by the Contracting Officer

Attachment 3

09-25-0200 SYSTEMS LISTING

SYSTEM NAME:

Clinical, Basic and Population-based Research Studies of the National Institutes of Health (NIH), HHS/NIH/OD.

SECURITY CLASSIFICATION:

None.

SYSTEM LOCATION:

Records are located at NIH and Contractor research facilities which collect or provide research data for this system. Contractors may include, but are not limited to: Research centers, clinics, hospitals, universities, medical schools, research institutions/foundations, national associations, commercial organizations, collaborating State and Federal Government agencies, and coordinating centers. A current list of sites, including the address of any Federal Records Center where records from this system may be stored, is available by writing to the appropriate Coordinator listed under Notification Procedure.

CATEGORIES OF INDIVIDUALS COVERED BY THE SYSTEM:

Adults and/or children who are the subjects of clinical, basic, or population-based research studies of the NIH. Individuals with disease. Individuals who are representative of the general population or of special groups including, but not limited to: normal controls, normal volunteers, family members and relatives; providers of services (e.g., health care and social work); health care professionals and educators, and demographic sub-groups as applicable, such as age, sex, ethnicity, race, occupation, geographic location; and groups exposed to real and/or hypothesized risks (e.g., exposure to biohazardous microbial agents).

CATEGORIES OF RECORDS IN THE SYSTEM:

The system contains data about individuals as relevant to a particular research study. Examples include, but are not limited to: name, study identification number, address, relevant telephone numbers, social security number (voluntary), driver's license number, date of birth, weight, height, sex, race; medical, psychological and dental information, laboratory and diagnostic testing results; registries; social, economic and demographic data; health services utilization; insurance and hospital cost data, employers, conditions of the work environment, exposure to hazardous substances/compounds; information pertaining to stored biologic specimens (including blood, urine, tissue and genetic materials), characteristics and activities of health care providers and educators and trainers (including curricula vitae); and associated correspondence.

AUTHORITY FOR MAINTENANCE OF THE SYSTEM:

"Research and Investigation," "Appointment and Authority of the Directors of the National Research Institutes," "National Cancer Institute," "National Eye Institute," "National Heart, Lung and Blood Institute," "National Institute on Aging," "National Institute on Alcohol Abuse and Alcoholism," "National Institute on Allergy and Infectious Diseases," "National Institute of Arthritis and Musculoskeletal and Skin Diseases," "National Institute of Child Health and Human Development," "National Institute on Deafness and Other Communication Disorders," "National Institute of Dental and Craniofacial Research," "National Institute of Diabetes, and Digestive and Kidney Diseases," "National Institute of Drug Abuse," "National Institute of Environmental Health Sciences," "National Institute of Mental Health," "National Institute of Neurological Disorders and Stroke," and the "National Human Genome Research Institute" of the Public Health Service Act. (42 U.S.C. 241, 242, 248, 281, 282, 284, 285a, 285b, 285c, 285d, 285e, 285f, 285g, 285h, 285i, 285j, 285l, 285m, 285n, 285o, 285p, 285q, 287, 287b, 287c, 289a, 289c, and 44 U.S.C. 3101.)

PURPOSE(S):

To document, track, monitor and evaluate NIH clinical, basic, and population-based research activities.

ROUTINE USES OF RECORDS MAINTAINED IN THE SYSTEM, INCLUDING CATEGORIES OF USERS AND THE PURPOSES OF SUCH USES:

1. A record may be disclosed for a research purpose, when the Department: (A) has determined that the use or disclosure does not violate legal or policy limitations under which the record was provided, collected, or obtained; e.g., disclosure of alcohol or drug abuse patient records will be made only in accordance with the restrictions of confidentiality statutes and regulations 42 U.S.C. 241, 42 U.S.C. 290dd-2, 42 CFR Part 2, and where applicable, no disclosures will be made inconsistent with an authorization of confidentiality under 42 U.S.C. 241 and 42 CFR Part 2a; (B) has determined that the research purpose (1) cannot be reasonably accomplished unless the record is provided in individually identifiable form, and (2) warrants the risk to the privacy of the individual that additional exposure of the record might bring; (C) has required the recipient to (1) establish reasonable administrative, technical, and physical safeguards to prevent unauthorized use or disclosure of the record, (2) remove or destroy the information that identifies the individual at the earliest time at which removal or destruction can be accomplished consistent with the purpose of the research project, unless the recipient has presented adequate justification of a research or health nature for retaining such information, and (3) make no further use or disclosure of the record except (a) in emergency circumstances affecting the health or safety of any individual, (b) for use in another research project, under these same conditions, and with written authorization of the Department, (c) for disclosure to a properly identified person for the purpose of an audit related to the research project, if information that would enable research subjects to be identified is removed or destroyed at the earliest opportunity consistent with the purpose of the audit, or (d) when required by law; and (D) has secured a written statement attesting to the recipient's understanding of, and willingness to abide by, these provisions.
2. Disclosure may be made to a Member of Congress or to a Congressional staff member in response to an inquiry of the Congressional office made at the written request of the constituent about whom the record is maintained.
3. The Department of Health and Human Services (HHS) may disclose information from this system of records to the Department of Justice when: (a) The agency or any component thereof; or (b) any employee of the agency in his or her official capacity where the Department of Justice has agreed to represent the employee; or (c) the United States Government, is a party to litigation or has an interest in such litigation, and by careful review, the agency determines that the records are both relevant and necessary to the litigation and the use of such records by the Department of Justice is, therefore, deemed by the agency to be for a purpose that is compatible with the purpose for which the agency collected the records.

4. Disclosure may be made to agency contractors, grantees, experts, consultants, collaborating researchers, or volunteers who have been engaged by the agency to assist in the performance of a service related to this system of records and who need to have access to the records in order to perform the activity. Recipients shall be required to comply with the requirements of the Privacy Act of 1974, as amended, pursuant to 5 U.S.C. 552a(m).
5. Information from this system may be disclosed to Federal agencies, State agencies (including the Motor Vehicle Administration and State vital statistics offices, private agencies, and other third parties (such as current or prior employers, acquaintances, relatives), when necessary to obtain information on morbidity and mortality experiences and to locate individuals for follow-up studies. Social security numbers, date of birth and other identifiers may be disclosed: (1) to the National Center for Health Statistics to ascertain vital status through the National Death Index; (2) to the Health Care Financing Agency to ascertain morbidities; and (3) to the Social Security Administration to ascertain disabilities and/or location of participants. Social security numbers may also be given to other Federal agencies, and State and local agencies when necessary to locating individuals for participation in follow-up studies.
6. Medical information may be disclosed in identifiable form to tumor registries for maintenance of health statistics, e.g., for use in research studies.
7. PHS may inform the sexual and/or needle-sharing partner(s) of a subject individual who is infected with the human immunodeficiency virus (HIV) of their exposure to HIV, under the following circumstances: (1) The information has been obtained in the course of clinical activities at PHS facilities carried out by PHS personnel or contractors; (2) The PHS employee or contractor has made reasonable efforts to counsel and encourage the subject individual to provide the information to the individual's sexual or needle-sharing partner(s); (3) The PHS employee or contractor determines that the subject individual is unlikely to provide the information to the sexual or needle-sharing partner(s) or that the provision of such information cannot reasonably be verified; and (4) The notification of the partner(s) is made, whenever possible, by the subject individual's physician or by a professional counselor and shall follow standard counseling practices.

   PHS may disclose information to State or local public health departments, to assist in the notification of the subject individual's sexual and/or needle-sharing partner(s), or in the verification that the subject individual has notified such sexual or needle-sharing partner(s).

8. Certain diseases and conditions, including infectious diseases, may be reported to appropriate representatives of State or Federal Government as required by State or Federal law.
9. Disclosure may be made to authorized organizations which provide health services to subject individuals or provide third-party reimbursement or fiscal intermediary functions, for the purpose of planning for or providing such services, billing or collecting third-party reimbursements.
10. The Secretary may disclose information to organizations deemed qualified to carry out quality assessment, medical audits or utilization reviews.
11. Disclosure may be made for the purpose of reporting child, elder or spousal abuse or neglect or any other type of abuse or neglect as required by State or Federal law.

POLICIES AND PRACTICES FOR STORING, RETRIEVING, ACCESSING, RETAINING, AND DISPOSING OF RECORDS IN THE SYSTEM:

STORAGE:

Records may be stored on index cards, file folders, computer tapes and disks (including optical disks), photography media, microfiche, microfilm, and audio and video tapes. For certain studies, factual data with study code numbers are stored on computer tape or disk, while the key to personal identifiers is stored separately, without factual data, in paper/computer files.

RETRIEVABILITY:

During data collection stages and follow-up, retrieval is by personal identifier (e.g., name, social security number, medical record or study identification number, etc.). During the data analysis stage, data are normally retrieved by the variables of interest (e.g., diagnosis, age, occupation).

SAFEGUARDS:

1. Authorized Users: Access to identifiers and to link files is strictly limited to the authorized personnel whose duties require such access. Procedures for determining authorized access to identified data are established as appropriate for each location. Personnel, including contractor personnel, who may be so authorized include those directly involved in data collection and in the design of research studies, e.g., interviewers and interviewer supervisors; project managers; and statisticians involved in designing sampling plans. Other one-time and special access by other employees is granted on a need-to-know basis as specifically authorized by the system manager. Researchers authorized to conduct research on biologic specimens will typically access the system through the use of encrypted identifiers sufficient to link individuals with records in such a manner that does not compromise confidentiality of the individual.
2. Physical Safeguards: Records are either stored in locked rooms during off-duty hours, locked file cabinets, and/or secured computer facilities. For certain studies, personal identifiers and link files are separated and stored in locked files. Computer data access is limited through the use of key words known only to authorized personnel.
3. Procedural Safeguards: Collection and maintenance of data is consistent with legislation and regulations in the protection of human subjects, informed consent, confidentiality, and confidentiality specific to drug and alcohol abuse patients where these apply. When anonymous data is provided to research scientists for analysis, study numbers which can be matched to personal identifiers will be eliminated, scrambled, or replaced by the agency or contractor with random numbers which cannot be matched. Contractors who maintain records in this system are instructed to make no further disclosure of the records. Privacy Act requirements are specifically included in contracts for survey and research activities related to this system. The OHS project directors, contract officers, and project officers oversee compliance with these requirements. Personnel having access are trained in Privacy Act requirements. Depending upon the sensitivity of the information in the record, additional safeguard measures may be employed.
4. Implementation Guidelines: These practices are in compliance with the standards of Chapter 45-13 of the HHS General Administration Manual, "Safeguarding Records Contained in Systems of Records," supplementary Chapter PHS hf: 45-13, and the HHS Automated Information Systems Security Program Handbook.

RETENTION AND DISPOSAL:

Records are retained and disposed of under the authority of the NIH Records Control Schedule contained in NIH Manual Chapter 1743, Appendix 1B "Keeping and Destroying Records" (HHS Records Management Manual, Appendix B-361), item 3000-G-3, which allows records to be kept as long as they are useful in scientific research. Collaborative Perinatal Project records are retained in accordance with item 3000-G-4, which does not allow records to be

destroyed. Refer to the NIH Manual Chapter for specific conditions on disposal or retention instructions.

SYSTEM MANAGER(S) AND ADDRESS(ES):

See Appendix I for a listing of current System Managers. This system is for use by all NIH Institutes and Centers.

NOTIFICATION PROCEDURE:

To determine if a record exists, write to the appropriate IC Privacy Act Coordinator listed below. In cases where the requester knows specifically which System Manager to contact, he or she may contact the System Manager directly (See Appendix I). Notification requests should include: individual's name; current address; date of birth; date, place and nature of participation in specific research study; name of individual or organization administering the research study (if known); name or description of the research study (if known); address at the time of participation; and in specific cases, a notarized statement (some highly sensitive systems require two witnesses attesting to the individual's identity). A requester must verify his or her identity by providing either a notarization of the request or by submitting a written certification that the is who he or she claims to be and understands that the knowing and willful request for acquisition of a record pertaining to an individual under false pretenses is a criminal offense under the Act, subject to a five thousand dollar fine.

Individuals will be granted direct access to their medical records unless the System Manager determines that such access is likely to have an adverse effect (i.e., could cause harm) on the individual. In such cases when the System Manager has determined that the nature of the record information requires medical interpretation, the subject of the record shall be requested to designate, in writing, a responsible representative who will be willing to review the record and inform the subject individual of its contents at the representative's discretion. The representative may be a physician, other health professional, or other responsible individual. In this case, the medical/dental record will be sent to the designated representative. Individuals will be informed in writing if the record is sent to the representative. This same procedure will apply in cases where a parent or guardian requests notification of, or access to, a child's or incompetent person's medical record. The parent or guardian must also verify (provide adequate documentation) their relationship to the child or incompetent person as well as his or her own identity to prove their relationship.

If the requester does not know which Institute or Center Privacy Act Coordinator to contact for notification purposes, he or she may contact directly the NIH Privacy Act Officer at the following address: NIH Privacy Act Officer, Office of Management Assessment, 6011 Executive Blvd., Room 601L, Rockville, MD 20852.

NIH Privacy Act Coordinators

Associate Director for Disease Prevention, Office of the Director (OD), Building 1, Room 260, 1 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, Clinical Center (CC), Building 10, Room 1N208, 10 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Center for Complementary and Alternative Medicine (NCCAM), Building 31, Room 2B11, 31 Center Drive, Bethesda, MD 20892-2182.

Privacy Act Coordinator, National Cancer Institute (NCI), Building 31, Room 10A34, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Center on Minority Health and Health Disparities (NCMHD), Democracy Plaza II, Room 800, 6707 Democracy Boulevard, Bethesda, MD 20892-5465.

Privacy Act Coordinator, National Center for Research Resources (NCRR), Rockledge I, Room 5140, 6705 Rockledge Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Eye Institute (NEI), Building 31, Room 6A32, 31 Center Drive, Bethesda, MD 20892-2510.

Privacy Act Coordinator, National Human Genome Research Institute (NHGRI), Building 10, 3C710, 10 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Heart, Lung, and Blood Institute (NHLBI), Building 31, Room 5A33, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute on Aging (NIA), Gateway Building 31, Room 2C234, 7201 Wisconsin Avenue, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute on Alcohol Abuse and Alcoholism (NIAAA), Willco Building, Room 400, 6000 Executive Boulevard, Bethesda, MD 20892-7003.

Privacy Act Coordinator, National Institute of Allergy and Infectious Diseases (NIAID), 6700-B Rockledge Drive, Room 2143, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Arthritis and Musculoskeletal and Skin Diseases (NIAMS), Natcher Building, Room 5AS49, 45 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Biomedical Imaging and Bioengineering (NIBIB), Building 31, Room 1B37, 31 Center Drive, Bethesda, MD 20892-2077.

Privacy Act Coordinator, National Institute of Child Health and Human Development (NICHD), Building 31, Room 2A11, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, Office of Extramural Affairs, National Institute on Drug Abuse (NIDA), Neuroscience Center, 6001 Executive Boulevard, Room 3158, Bethesda, MD 20892-9547.

Privacy Act Coordinator, National Institute on Deafness and Other Communication Disorders (NIDCD), Building 31, Room 3C02, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Dental and Craniofacial Research (NIDCR), Natcher Building, Room 4AS25, 45 Center Drive, Bethesda, MD

20892-6401.

Privacy Act Coordinator, National Institute of Diabetes and Digestive and Kidney Disease (NIDDK), Building 31, Room 9A47, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Environmental Health Sciences (NIEHS), P.O. Box 12233, Research Triangle Park, NC 27709.

Privacy Act Coordinator, National Institute of General Medical Sciences (NIGMS), Natcher Building, Room 2AN32, 45 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Mental Health (NIMH), Neuroscience Center, 6001 Executive Boulevard, Room 8102, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Neurological Disorders and Stroke (NINDS), Building 31, Room 8A33, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Nursing Research (NINR), Rockledge II, Room 710, 6701 Rockledge Drive, Bethesda, MD 20892.

RECORD ACCESS PROCEDURE:

Same as Notification Procedures. Requesters should reasonably specify the record contents being sought. An individual may also request an accounting of disclosures of his/her record, if any.

CONTESTING RECORD PROCEDURE:

Contact the appropriate official at the address specified under Notification Procedure, and reasonably identify the record, specify the information being contested, and state corrective action sought, with supporting information to show how the record is inaccurate, incomplete, untimely, or irrelevant.

RECORD SOURCE CATEGORIES:

The system contains information obtained directly from the subject individual by interview (face-to-face or telephone), written questionnaire, or by other tests, recording devices or observations, consistent with legislation and regulation regarding informed consent and protection of human subjects. Information is also obtained from other sources, including but not limited to: referring medical physicians, mental health/alcohol/drug abuse or other health care providers; hospitals; organizations providing biological specimens; relatives; guardians; schools; and clinical medical research records.

SYSTEMS EXEMPTED FROM CERTAIN PROVISIONS OF THE ACT:

None.

Appendix I: System Manager(s) and Address(es)

Associate Director for Disease Prevention, Office of the Director (OD), Building 1, Room 260, 1 Center Drive, Bethesda, MD 20892.

Computer Systems Analyst, Division of Cancer Treatment and Diagnosis, National Cancer Institute (NCI), Executive Plaza North, Room 344, 6130 Executive Boulevard, Bethesda, MD 20892.

American Burkitt's Lymphoma Registry, Division of Cancer Etiology, National Cancer Institute (NCI), Executive Plaza North, Suite 434, 6130 Executive Boulevard, Bethesda, MD 20892.

Chief, Genetic Epidemiology Branch, Division of Cancer Epidemiology and Genetics, National Cancer Institute (NCI), Executive Plaza South, Room 7122, 6120 Executive Boulevard, Bethesda, MD 20892-7236.

Program Director, Research Resources, Biological Carcinogenesis Branch, Division of Cancer Etiology, National Cancer Institute (NCI), Executive Plaza North, Room 540, 6130 Executive Boulevard, Bethesda, MD 20892.

Chief, Environmental Epidemiology Branch, Division of Cancer Etiology, National Cancer Institute (NCI), Executive Plaza North, Room 443, 6130 Executive Boulevard, Bethesda, MD 20892.

Associate Director, Surveillance Program, Division of Cancer Prevention, National Cancer Institute (NCI), Executive Plaza North, Room 343K, 6130 Executive Boulevard, Bethesda, MD 20892.

Head, Biostatistics and Data Management Section, Center for Cancer Research, National Cancer Institute (NCI), Building 6116, Room 702, 6116 Executive Boulevard, Bethesda, MD 20892.

Chief, Clinical Research Branch, Center for Cancer Research, Frederick Cancer Research and Development Center, National Cancer Institute (NCI), 501 W. 7th Street, Room 3, Frederick, MD 21702.

Deputy Branch Chief, Navy Hospital, NCI-Naval Medical Oncology Branch, Center for Cancer Research, National Cancer Institute (NCI), Building 8, Room 5101, Bethesda, MD 20814.

Chief, Pharmaceutical Management Branch, Cancer Therapy Evaluation Program, Division of Cancer Treatment and Diagnosis, National Cancer Institute (NCI), Executive Plaza North, Room 804, 6130 Executive Boulevard, Bethesda, MD 20892.

Director, Extramural Clinical Studies, Frederick Cancer Research and Development Center, National Cancer Institute (NCI), Fort Detrick, Frederick, MD 21702.

Clinical Operations Manager, National Eye Institute (NEI), Building 10, Room 10S224, 10 Center Drive, Bethesda, MD 20892.

Director, Division of Biometry and Epidemiology, National Eye Institute (NEI), Building 31, Room 6A52, 31 Center Drive, Bethesda, MD 20892.

Associate Director, Office of Clinical Affairs, National Heart, Lung, and Blood Institute (NHLBI), Building 10, Room 8C104,10 Center Drive, Bethesda, MD 20892-1754.

Senior Scientific Advisor, Office of the Director, Division of Epidemiology and Clinical Applications, National Heart, Lung, and Blood Institute (NHLBI), Federal Building, Room 220, 7550 Wisconsin Avenue, Bethesda, MD 20892.

Chief Laboratory of Epidemiology, Demography and Biometry, National Institute on Aging (NIA), Gateway Building, Room 3C309, 7201 Wisconsin Avenue, Bethesda, MD 20892.

Chief, Research Resources Branch, Intramural Research Program, National Institute on Aging (NIA), 5600 Nathan Shock Drive, Baltimore, MD 21224.

Clinical Director, National Institute on Aging (NIA), 5600 Nathan Shock Drive, Baltimore, MD 21224.

Deputy Director, Division of Biometry and Epidemiology, National Institute on Alcohol Abuse and Alcoholism (NIAAA), Willco Building, Room 514, 6000 Executive Boulevard, Bethesda, MD 20892-7003.

Deputy Director, Division of Clinical and Prevention Research, National Institute on Alcohol Abuse and Alcoholism (NIAAA), Willco Building, Room 505, 6000 Executive Boulevard, Bethesda, MD 20892-7003.

Chief, Respiratory Viruses Section, Laboratory of Infectious Diseases, National Institute of Allergy and Infectious Diseases (NIAID), Building 7, Room 106, 7 Memorial Drive, Bethesda, MD 20892.

Chief, Hepatitis Virus Section, Laboratory of Infectious Diseases, National Institute of Allergy and Infectious Diseases (NIAID), Building 7, Room 202, 7 Memorial Drive, Bethesda, MD 20892.

Chief, Biometry Branch, Division of Microbiology and Infectious Diseases, National Institute of Allergy and Infectious Diseases (NIAID), 6700-B Rockledge Drive, Room 3120, Bethesda, MD 20892.

Clinical Director, National Institute of Arthritis and Musculoskeletal and Skin Diseases (NIAMS), Building 10, Room 9S205, 10 Center Drive, Bethesda, MD 20892.

Chief, Contracts Management Branch, National Institute of Child Health and Human Development (NICHD), Executive Plaza North, Room 7A07, 6130 Executive Boulevard, Bethesda, MD 20892.

Director of Intramural Research, National Institute on Deafness and Other Communication Disorders (NIDCD), Building 31, Room 3C02, 31 Center Drive, Bethesda, MD 20892.

Chief, Scientific Programs Branch, National Institute on Deafness and Other Communication Disorders (NIDCD), Executive Plaza South, Room 400C, 6120 Executive Boulevard, Bethesda, MD 20892-7180.

Clinical Director, National Institute of Dental and Craniofacial Research (NIDCR), Building 10, Room 1N117, 10 Center Drive, Bethesda, MD 20892-1191.

Chief, Scientific Review Branch, National Institute of Dental and Craniofacial Research (NIDCR), Building 10, Room 1N117, 10 Center Drive, Bethesda, MD 20892-1191.

Research Psychologist, Gene Therapy and Therapeutics Branch, National Institute of Dental and Craniofacial Research (NIDCR), Building 10, Room 1N105, 10 Center Drive, Bethesda, MD 20892-1190.

Chief, Clinical Investigations, National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), Building 10, Room 9N222, 10 Center Drive, Bethesda, MD 20892.

Chief, Phoenix Clinical Research Section, National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), Phoenix Area Indian Hospital, Room 541, 4212 North 16th Street, Phoenix, AZ 85016.

Chief, Diabetes Research Section, Division of Diabetes, Endocrinology, and Metabolic Diseases, National Institute of Diabetes and Digestive and Kidney Disease (NIDDK), Natcher Building, Room 5AN18G, 45 Center Drive, Bethesda, MD 20892-6600.

Privacy Act Coordinator, Office of Extramural Affairs, National Institute on Drug Abuse (NIDA), 6001 Executive Boulevard, Room 3158, Bethesda, MD 20892-9547.

Chief, Epidemiology Branch, National Institute of Environmental Health Sciences (NIEHS), P.O. Box 12233, Research Triangle Park, NC 27709.

Director, Intramural Research Program, National Institute of Mental Health (NIMH), Building 10, Room 4N224, 10 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Mental Health (NIMH), Neuroscience Center, Room 8102, 6001 Executive Boulevard, Bethesda, MD 20982.

Privacy Act Coordinator, National Institute of Neurological Disorders and Stroke (NINDS), Building 31, Room 8A33, 31 Center Drive, Bethesda, MD 20892.

Chief, Epilepsy Branch, National Institute of Neurological Disorders and Stroke (NINDS), Neuroscience Center, 6001 Executive Boulevard, Suite 2110, Bethesda, MD 20892-9523.

Assistant Director, Clinical Neurosciences Program, Division of Intramural Research, National Institute of Neurological Disorders and Stroke (NINDS), Building 10, Room 5N234, 10 Center Drive, Bethesda, MD 20892.

Acting Chief, Laboratory of Central Nervous Systems Studies, Intramural Research Program, National Institute of Neurological Disorders and Stroke (NINDS), Building 36, Room 4A21, 36 Convent Drive, Bethesda, MD 20892-4123.

Clinical Director, National Human Genome Research Institute (NHGRI), Building 10, Room 10C101D, 10 Center Drive, Bethesda, MD 20892.

Deputy Director, Division of Extramural Research, National Institute of Neurological Disorders and Stroke (NINDS), Neuroscience Center, Room 3307, 6001 Executive Boulevard, Bethesda, MD 20892.

Director, Office of Clinical and Regulatory Affairs, Division of Extramural Research and Training, Democracy Plaza II, Room 401, 6707 Democracy Boulevard, Bethesda, MD 20892-5475.

Privacy Act Coordinator, National Institute of Biomedical Imaging and Bioengineering (NIBIB), Building 31, Room 1B37, 31 Center Drive, Bethesda, MD 20892-2077.

Privacy Act Coordinator, National Center on Minority Health and Health Disparities (NCMHD), Democracy Plaza II, Room 800, 6707 Democracy Boulevard, Bethesda, MD 20892-5465.

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2006)

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

1. In addition, the following regulations must be followed when developing and implementing health and safety operating procedures and practices for both personnel and facilities involving the use or handling of hazardous materials and the conduct of research, development, or test projects:

   (1) 29 CFR 1910.1030, Bloodborne pathogens; 29 CFR 1910.1450, Occupational exposure to hazardous chemicals in laboratories; and other applicable occupational health and safety standards issued by the Occupational Health and Safety Administration (OSHA) and included in 29 CFR Part 1910. These regulations are available at: http://www.osha.gov/comp-links.html

   (2) Nuclear Regulatory Commission Standards and Regulations, pursuant to the Energy Reorganization Act of 1974 (42 U.S.C. 5801 et seq.). Copies may be obtained from the U.S. Nuclear Regulatory Commission, Washington, DC 20555-0001.

2. The following guidelines are recommended for use in developing and implementing health and safety operating procedures and practices for both personnel and facilities:

   (1) Biosafety in Microbiological and Biomedical Laboratories, CDC and NIH, HHS. This publication is available at http://www.cdc.gov/od/ohs/biosfty/bmbl5/bmbl5toc.htm

   (2) Prudent Practices for Safety in Laboratories (1995), National Research Council, National Academy Press, 500 Fifth Street, NW., Lockbox 285, Washington, DC 20055 (ISBN 0-309-05229-7). This publication can be obtained by telephoning 800-624-8373. It also is available at http://www.nap.edu/catalog/4911.html.

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer, in conjunction with the project or other appropriate officers, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable "Changes" clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply with the Federal, State or local regulatory/enforcement agency's directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or hazardous operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of Clause)

QUALITY ASSURANCE SURVEILLANCE PLAN

1. The purpose of the Quality Assurance Surveillance Plan (QASP) is to define:

   - Roles and responsibilities of participating Government officials
   - Evaluation methodology that will be employed by the Government in assessing the Contractor's performance
   - Key performance requirements, standards of performance, allowable performance standard deviations, method of surveillance and incentives against which the Contractor's performance will be assessed (reference Performance Requirements Summary)
   - Award or incentive fee plan, as appropriate

2. Roles and Responsibilities of Participating Governmental Officials

   The Contracting Officer's Technical Representative (COTR) will be responsible for monitoring, assessing, recording, and reporting on the technical performance of the Contractor on a routine basis.

   The Contracting Officer (CO), or his/her representative, will have overall responsibility for overseeing the Contractor's performance. The CO will also be responsible for the routine monitoring of the Contractor's performance in the areas of contract compliance, contract administration, cost control, and property control; and reviewing the COTR's assessment of the Contractor's performance and resolving any differences. The CO may call upon the expertise of other individuals as required.

3. Evaluation Methodology

   Even though the Government will monitor the Contractor's performance on a continuing basis, the volume of tasks performed by the Contractor for each work area makes technical inspections of every task impractical. Accordingly, the NHLBI will use a quality assurance review process to monitor the Contractor's performance under this contract. The Contractor's performance of each Key Performance Requirement (KPR) will be evaluated using the following rating scale.

   In the event of an excusable delay (reference FAR 52.249-14, Excusable Delays), the NHLBI and the Contractor shall work together to modify the contract in regard to the due dates of the deliverables. If such an event were to occur that would require a modification to the due dates of the deliverables, the Contractor's performance, where applicable in this QASP, shall be measured by the date agreed upon.

4. Performance Requirements Summary

Key Performance Requirement	Performance Standard	Allowable Deviation from Standard	Method of Surveillance	Incentive	Weight
1. Project Administration	Adheres to the delivery schedule for all reports, invoices, and other contract deliverables	No more than seven (7) calendar days delay in delivery schedule	COTR and CO monitoring	See table below	
2. Contract Management	(1) Maintains high level of responsiveness to COTR/CO (2) Stays within or below estimated costs (3) Notifies COTR/CO of any issues that affect the budget	(1) Within two (2) business days (2) None (3) Within fourteen (14) calendar days	COTR and CO monitoring	See table below	0% - 20%
3. Performance of SOW Tasks #1,# 2, #3, #4, #5, #6 and #7	(1) Provides facilities and staff to maintain and expand collections in a safe and secure manner. (2) Performs site inspections as requested. (3) Maintains subject confidentiality. (4) Acquires new collections in an efficient, cost effective manner following NHLBI guidelines.	None	COTR and CO monitoring	See table below	40%

	(5) Distributes biospecimens following NHLBI guidelines using standards for biologically hazardous material. (6) Maintains accurate records of all withdrawn and destroyed biospecimens.				
4. Performance of SOW Tasks #8 and #9	(1) Meets the requirements of the NHLBI approved Biorepository QA/QC program. (2) Develops strategies to promote use of the NHLBI Biorepository. (3) Collaborates with BioLINCC staff to provide guidance to NHLBI staff and investigators, and assists with training activities. (4) Collaborates with NHLBI and BioLINCC staff in developing long term plans for the NHLBI Biorepository.	None	COTR and CO monitoring	See table below	40%

5. Award/Incentive Fee Plan

An annual incentive payment will be paid to the Contractor if the KPRs are met in accordance with the table below. The incentive payment is in addition to the total Estimated Cost plus Fixed Fee of the contract. The use of the incentive payments is at the discretion of the Contractor. The Award/Incentive Fee Plan is shown below. This plan sets forth the annual award base amount to which the KPR score is applied. The annual KPR score will be applied to the appropriate annual incentive award base amount to compute the annual incentive award fee amount. For example, if at the end of the first contract year the contractor receives a KPR Score of 90%, the incentive award fee would be the 'Period Inventive Award Fee Base' for Year 1 ($TBD) x 90%. Per the table below, if the KPR Score is less than 75%, no incentive fee will be paid for the Period. If a KPR score of 95% or higher is achieved, 100% of the incentive fee will be paid.

Total Contract Amount (base plus fixed fee): $17,315,787
Maximum Possible Incentive Fee Award: $ 328,261
Total Possible Award: $17,644,048

Period	FY	Period Incentive Award Fee Base	<75%	75-84%	85-94%	95%+
Year 1	2011-12	$59,709	0%	75-84%	85-94%	100%
Year 2	2012-13	$59,863	0%	75-84%	85-94%	100%
Year 3	2013-14	$64,543	0%	75-84%	85-94%	100%
Year 4	2014-15	$68,129	0%	75-84%	85-94%	100%
Year 5	2015-16	$76,017	0%	75-84%	85-94%	100%

Attachment 6

PROCUREMENT OF CERTAIN EQUIPMENT, NIH(RC)-7

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

- 67 - Photographic Equipment
- 69 - Training Aids and Devices
- 70 - General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
- 71 - Furniture
- 72 - Household and Commercial Furnishings and Appliances
- 74 - Office Machines and Visible Record Equipment
- 77 - Musical Instruments, Phonographs, and Home-type Radios
- 78 - Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a cost-reimbursement contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

Attachment 7

DISCLOSURE OF LOBBYING ACTIVITIES

Approved by OMB 0348-0046

Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352
(See reverse for public burden disclosure.)

1. Type of Federal Action:	2. Status of Federal Action:	3. Report Type:
☐ a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	☐ a. bid/offer/application b. initial award c. post-award	☐ a. initial filing b. material change **For Material Change Only:** year ________ quarter ________ date of last report ____________

4. Name and Address of Reporting Entity: ☐ Prime ☐ Subawardee Tier ______, *if known*: **Congressional District**, *if known*: 4c	**5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime:** **Congressional District**, *if known*:
6. Federal Department/Agency:	**7. Federal Program Name/Description:** CFDA Number, *if applicable*: ____________
8. Federal Action Number, *if known*:	**9. Award Amount,** *if known*: $
10. a. Name and Address of Lobbying Registrant (*if individual, last name, first name, MI*):	**b. Individuals Performing Services** (*including address if different from No. 10a*) (*last name, first name, MI*):
11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.	Signature: ____________________ Print Name: ____________________ Title: ____________________ Telephone No.: ____________ Date: ________
Federal Use Only:	Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

PRINT

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1. Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2. Identify the status of the covered Federal action.

3. Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4. Enter the full name, address, city, State and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5. If the organization filing the report in item 4 checks "Subawardee," then enter the full name, address, city, State and zip code of the prime Federal recipient. Include Congressional District, if known.

6. Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7. Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8. Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., "RFP-DE-90-001."

9. For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10. (a) Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

    (b) Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (MI).

11. The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB No. 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.

Equip ID	Serial No	Description
IU466BI	T02K-486279-TK	-20oC Mechanical Upright Freezer
L500BI	CEMU01J108	Liquid Nitrogen Freezer
L506BI	CEFK00E101	Liquid Nitrogen Freezer
L507BI	CEFA97F102	Liquid Nitrogen Freezer
L508BI	CDUP00D101	Liquid Nitrogen Freezer
L509BI	CEBA98G106	Liquid Nitrogen Freezer
L510BI	CEMLO7H103	Liquid Nitrogen Freezer
L511BI	CEML08H108	Liquid Nitrogen Freezer
L512BI	CEML08E110	Liquid Nitrogen Freezer
L513BI	CAB2109450011	Liquid Nitrogen Freezer
M356BI	9899071	-80 Mechanical Chest Freezer
M357BI	9899074	-80 Mechanical Chest Freezer
M358BI	9899076	-80 Mechanical Chest Freezer
M360BI	9899070	-80 Mechanical Chest Freezer
M361BI	9899072	-80 Mechanical Chest Freezer
M364BI	9899073	-80 Mechanical Chest Freezer
M365BI	9899075	-80 Mechanical Chest Freezer
M366BI	9899077	-80 Mechanical Chest Freezer
M367BI	9899085	-80 Mechanical Chest Freezer
M373BI	9899078	-80 Mechanical Chest Freezer
M382BI	9899069	-80 Mechanical Chest Freezer
M403BI	9899084	-80 Mechanical Chest Freezer
M408BI	SA-100469	-80 Mechanical Chest Freezer
M414BI	9900116	-80 Mechanical Chest Freezer
M415BI	0304149	-80 Mechanical Chest Freezer
M416BI	9900112	-80 Mechanical Chest Freezer
M417BI	9900115	-80 Mechanical Chest Freezer
M418BI	9900113	-80 Mechanical Chest Freezer
M422BI	9900340	-80 Mechanical Chest Freezer
M423BI	9900341	-80 Mechanical Chest Freezer
M424BI	86909-292	-80 Mechanical Chest Freezer
M425BI	88525-548	-80 Mechanical Chest Freezer
M426BI	P28G-332085-RG	-80 Mechanical Chest Freezer
M427BI	R27H-379597-SH	-80 Mechanical Chest Freezer
M429BI	0102378	-80 Mechanical Chest Freezer
M430BI	0102379	-80 Mechanical Chest Freezer
M431BI	0102543	-80 Mechanical Chest Freezer
M432BI	0102544	-80 Mechanical Chest Freezer
M433BI	0102545	-80 Mechanical Chest Freezer
M434BI	0203025	-80 Mechanical Chest Freezer
M435BI	0203026	-80 Mechanical Chest Freezer
M436BI	0203027	-80 Mechanical Chest Freezer
M438BI	0203586	-80 Mechanical Chest Freezer
M439BI	0203588	-80 Mechanical Chest Freezer
M440BI	0203587	-80 Mechanical Chest Freezer
M442BI	9900346	-80 Mechanical Chest Freezer

M443BI	02031088	-80 Mechanical Chest Freezer
M444BI	02031087	-80 Mechanical Chest Freezer
M445BI	9900351	-80 Mechanical Chest Freezer
M446BI	0304153	-80 Mechanical Chest Freezer
M447BI	0304159	-80 Mechanical Chest Freezer
M448BI	0304155	-80 Mechanical Chest Freezer
M449BI	0304151	-80 Mechanical Chest Freezer
M450BI	0304152	-80 Mechanical Chest Freezer
M451BI	0304158	-80 Mechanical Chest Freezer
M452BI	0304150	-80 Mechanical Chest Freezer
M453BI	0304157	-80 Mechanical Chest Freezer
M454BI	0304154	-80 Mechanical Chest Freezer
M455BI	0304156	-80 Mechanical Chest Freezer
M456BI	9900349	-80 Mechanical Chest Freezer
M461BI	0405332	-80 Mechanical Chest Freezer
M462BI	0405333	-80 Mechanical Chest Freezer
M463BI	0405334	-80 Mechanical Chest Freezer
M464BI	0405335	-80 Mechanical Chest Freezer
M465BI	0405336	-80 Mechanical Chest Freezer
M467BI	0506503	-80 Mechanical Chest Freezer
M468BI	0506504	-80 Mechanical Chest Freezer
M469BI	0506505	-80 Mechanical Chest Freezer
M470BI	0506506	-80 Mechanical Chest Freezer
M471BI	05061062	-80 Mechanical Chest Freezer
M472BI	05061063	-80 Mechanical Chest Freezer
M473BI	05061064	-80 Mechanical Chest Freezer
M474BI	0607702	-80 Mechanical Chest Freezer
M475BI	0607703	-80 Mechanical Chest Freezer
M476BI	0607704	-80 Mechanical Chest Freezer
M477BI	0607705	-80 Mechanical Chest Freezer
M478BI	0607706	-80 Mechanical Chest Freezer
M479BI	0607707	-80 Mechanical Chest Freezer
M489BI	08010008	-80 Mechanical Chest Freezer
M490BI	08010013	-80 Mechanical Chest Freezer
M491BI	08010014	-80 Mechanical Chest Freezer
M492BI	08010017	-80 Mechanical Chest Freezer
M493BI	08010018	-80 Mechanical Chest Freezer
M494BI	08010019	-80 Mechanical Chest Freezer
M495BI	08010020	-80 Mechanical Chest Freezer
M496BI	08020003	-80 Mechanical Chest Freezer
M497BI	08020006	-80 Mechanical Chest Freezer
M498BI	08020016	-80 Mechanical Chest Freezer
M499BI	08020017	-80 Mechanical Chest Freezer
M600BI	08050055	-80 Mechanical Chest Freezer
M601BI	08050056	-80 Mechanical Chest Freezer
M602BI	08050073	-80 Mechanical Chest Freezer
M603BI	08050080	-80 Mechanical Chest Freezer

M604BI	08050083	-80 Mechanical Chest Freezer
M605BI	08050085	-80 Mechanical Chest Freezer
M606BI	08050087	-80 Mechanical Chest Freezer
M607BI	08050088	-80 Mechanical Chest Freezer
M611BI	08070091	-80 Mechanical Chest Freezer
M612BI	08070092	-80 Mechanical Chest Freezer
M613BI	08070093	-80 Mechanical Chest Freezer
M614BI	08070094	-80 Mechanical Chest Freezer
M615BI	08070095	-80 Mechanical Chest Freezer
M616BI	08070099	-80 Mechanical Chest Freezer
M617BI	08070103	-80 Mechanical Chest Freezer
M618BI	8100128	-80 Mechanical Chest Freezer
M619BI	8100129	-80 Mechanical Chest Freezer
M620BI	8100131	-80 Mechanical Chest Freezer
M621BI	8100133	-80 Mechanical Chest Freezer
M622BI	0506184	-80 Mechanical Chest Freezer
M623BI	0506185	-80 Mechanical Chest Freezer
M624BI	0506527	-80 Mechanical Chest Freezer
M625BI	0506528	-80 Mechanical Chest Freezer
M626BI	0506529	-80 Mechanical Chest Freezer
M627BI	05061113	-80 Mechanical Chest Freezer
M628BI	05061114	-80 Mechanical Chest Freezer
M629BI	05061115	-80 Mechanical Chest Freezer
M630BI	0607377	-80 Mechanical Chest Freezer
M631BI	0607378	-80 Mechanical Chest Freezer
M632BI	0607379	-80 Mechanical Chest Freezer
M633BI	10040011	-80 Mechanical Chest Freezer
M634BI	10060013	-80 Mechanical Chest Freezer
M635BI	10060014	-80 Mechanical Chest Freezer
M636BI	10060015	-80 Mechanical Chest Freezer
M637BI	10070018	-80 Mechanical Chest Freezer
M638BI	10070019	-80 Mechanical Chest Freezer
M639BI	10080021	-80 Mechanical Chest Freezer
M640BI	10080022	-80 Mechanical Chest Freezer
M641BI	10080025	-80 Mechanical Chest Freezer
M642BI	10080026	-80 Mechanical Chest Freezer
M643BI	10080028	-80 Mechanical Chest Freezer
M644BI	10080030	-80 Mechanical Chest Freezer
M645BI	10080023	-80 Mechanical Chest Freezer
M646BI	10080024	-80 Mechanical Chest Freezer
M647BI	10080031	-80 Mechanical Chest Freezer
M648BI	10110047	-80 Mechanical Chest Freezer
M649BI	10110050	-80 Mechanical Chest Freezer
M650BI	10110052	-80 Mechanical Chest Freezer
M651BI	10110053	-80 Mechanical Chest Freezer
M652BI	10110055	-80 Mechanical Chest Freezer
M653BI	10110057	-80 Mechanical Chest Freezer

M654BI	10110061	-80 Mechanical Chest Freezer
M655BI	10110062	-80 Mechanical Chest Freezer
M656BI	11020001	-80 Mechanical Chest Freezer
M657BI	11020002	-80 Mechanical Chest Freezer
M658BI	11020003	-80 Mechanical Chest Freezer
M659BI	11030015	-80 Mechanical Chest Freezer
M660BI	11020004	-80 Mechanical Chest Freezer
M661BI	11020005	-80 Mechanical Chest Freezer
M662BI	11030008	-80 Mechanical Chest Freezer
M663BI	11030011	-80 Mechanical Chest Freezer
M664BI	11030013	-80 Mechanical Chest Freezer
M665BI	11030030	-80 Mechanical Chest Freezer
MBU01BI	97981051	-80 Mechanical Chest Freezer
MBU02BI	9899080	-80 Mechanical Chest Freezer
MBU04BI	9899079	-80 Mechanical Chest Freezer
MBU05BI	9899081	-80 Mechanical Chest Freezer
MBU06BI	9899082	-80 Mechanical Chest Freezer
MBU07BI	0001987	-80 Mechanical Chest Freezer
MBU08BI	0001988	-80 Mechanical Chest Freezer
MBU09BI	0102376	-80 Mechanical Chest Freezer
MBU10BI	0102377	-80 Mechanical Chest Freezer
MBU11BI	02031089	-80 Mechanical Chest Freezer
MBU12BI	02031086	-80 Mechanical Chest Freezer
UP306BI	87824-1128	-80 Mechanical Upright Freezer
UP307BI	80365-023	-80 Mechanical Upright Freezer
UP308BI	V20G-349118-WG	-80 Mechanical Upright Freezer
UP309BI	N20H-365745-OH	-80 Mechanical Upright Freezer
UP310BI	N21H-365911-OH	-80 Mechanical Upright Freezer
UP311BI	N21H-365904-OH	-80 Mechanical Upright Freezer
UP312BI	N20H-365753-OH	-80 Mechanical Upright Freezer
UP313BI	U14G-345272-VG	-80 Mechanical Upright Freezer
UP314BI	N21H-365905-OH	-80 Mechanical Upright Freezer
UP315BI	P25G-331575-RG	-80 Mechanical Upright Freezer
UP316BI	N21-365907-NH	-80 Mechanical Upright Freezer
UP317BI	U14G-345268-UG	-80 Mechanical Upright Freezer
UP319BI	U11E-211757-UE	-80 Mechanical Upright Freezer
UP320BI	U25E-213051-VE	-80 Mechanical Upright Freezer
UP321BI	N29H-366867-OH	-80 Mechanical Upright Freezer
UP322BI	87825-1157	-80 Mechanical Upright Freezer
UP323BI	87825-1149	-80 Mechanical Upright Freezer
UP324BI	P25G-331573-RG	-80 Mechanical Upright Freezer
UP325BI	V17E-215357-VE	-80 Mechanical Upright Freezer
UP327BI	X02F-313812-XF	-80 Mechanical Upright Freezer
UP329BI	N20H-365748-NH	-80 Mechanical Upright Freezer
UP330BI	U14G-345270-UG	-80 Mechanical Upright Freezer
UP331BI	N21H-365902-NH	-80 Mechanical Upright Freezer
UP332BI	N21H-365910-OH	-80 Mechanical Upright Freezer

UP333BI	U26E-213198-VE	-80 Mechanical Upright Freezer
UP334BI	U14G-345269-UG	-80 Mechanical Upright Freezer
UP335BI	U14G-345273-UG	-80 Mechanical Upright Freezer
UP336BI	U26E-213700-VE	-80 Mechanical Upright Freezer
UP337BI	X03F-313926-XF	-80 Mechanical Upright Freezer
UP339BI	U14G-345271-UG	-80 Mechanical Upright Freezer
UP341BI	85641-10	-80 Mechanical Upright Freezer
UP344BI	85641-15	-80 Mechanical Upright Freezer
UP345BI	85641-13	-80 Mechanical Upright Freezer
UP347BI	87824-1134	-80 Mechanical Upright Freezer
UP348BI	87825-1146	-80 Mechanical Upright Freezer
UP349BI	87825-1152	-80 Mechanical Upright Freezer
UP350BI	87825-1150	-80 Mechanical Upright Freezer
UP351BI	87825-1148	-80 Mechanical Upright Freezer
UP352BI	87825-1160	-80 Mechanical Upright Freezer
UP353BI	87825-1156	-80 Mechanical Upright Freezer
UP354BI	87824-1130	-80 Mechanical Upright Freezer
UP372BI	87825-1155	-80 Mechanical Upright Freezer
UP389BI	87825-1147	-80 Mechanical Upright Freezer
UP390BI	87825-1159	-80 Mechanical Upright Freezer
UP391BI	87825-1158	-80 Mechanical Upright Freezer
UP392BI	87827-1076	-80 Mechanical Upright Freezer
UP394BI	85642-22	-80 Mechanical Upright Freezer
UP460BI	71009299	-80 Mechanical Upright Freezer
UP480BI	TO5L-532924-TL	-80 Mechanical Upright Freezer
UP481BI	TO5L-532926TL	-80 Mechanical Upright Freezer
UP482BI	Y16L556415ZL	-80 Mechanical Upright Freezer
UP483BI	Y16L556414ZL	-80 Mechanical Upright Freezer
UP484BI	V30M597443WM	-80 Mechanical Upright Freezer
UP485BI	V19M-595610-VM	-80 Mechanical Upright Freezer
UP486BI	VM30597442WM	-80 Mechanical Upright Freezer
UP487BI	Y13M-608326YM	-80 Mechanical Upright Freezer
UP488BI	Y13M-608324-ZM	-80 Mechanical Upright Freezer
UP608BI	P16H-373175-PH	-80 Mechanical Upright Freezer
UP609BI	S21H-383174-TH	-80 Mechanical Upright Freezer
UP610BI	T05L-532927-TL	-80 Mechanical Upright Freezer
001	00056	Control Rate Freezer
11389	OB01K127	CryoShipper
11388	GPA95H1061Y	CryoShipper
11387	986258	Printer
12006	984587	Printer
11232	MV05370	Spectramax
11256	S5MI008-00-4018	CTL ImmunoSpot S5 Micro Analyzer
11290	40928910	CO2 Incubator
11291	N14U-423426-NU	Centrifuge
11293	40962363	CO2 Incubator

Contractor-Acquired Government Property
Schedule I-B

Base Period	Description	Quantity
May 1, 2011 – April 30, 2012	1. Mechanical -80C Freezer	17
	2. LN2 Freezer	2
	3. Freezer Racks	720
	4. Amega Alarm System	205
	5. Cryoshipper	1
	6. Barcode scanners	2
	7. Pipetteman	0

Option Period 1	Description	Quantity
May 1, 2012 – April 30, 2013	1. Mechanical -80C Freezer	18
	2. LN2 Freezer	1
	3. Freezer Racks	702
	4. Amega Alarm System	20
	5. Cryoshipper	1
	6. Barcode scanners	0
	7. Pipetteman	2

Option Period 2	Description	Quantity
May 1, 2013 – April 30, 2014	1. Mechanical -80C Freezer	18
	2. LN2 Freezer	2
	3. Freezer Racks	756
	4. Amega Alarm System	22
	5. Cryoshipper	0
	6. Barcode scanners	2
	7. Pipetteman	0

Option Period 3	Description	Quantity
May 1, 2014 – April 30, 2015	1. Mechanical -80C Freezer	18
	2. LN2 Freezer	1
	3. Freezer Racks	702
	4. Amega Alarm System	20
	5. Cryoshipper	1
	6. Barcode scanners	0
	7. Pipetteman	2

Option Period 4	Description	Quantity
May 1, 2015 – April 30, 2016	1. Mechanical -80C Freezer	15
	2. LN2 Freezer	1
	3. Freezer Racks	594
	4. Amega Alarm System	17
	5. Cryoshipper	0
	6. Barcode scanners	2
	7. Pipetteman	0

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor will be authorized to acquire the above property for use in direct performance of the contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition.

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY

CONTRACTOR:	CONTRACT NUMBER
ADDRESS	REPORT DATE:
	FISCAL YEAR:

CLASSIFICATION	BEGINNING OF PERIOD		ADJUSTMENTS			END OF PERIOD	
	#ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	#ITEMS	VALUE
LAND>=$25K							
LAND<$25K							
OTHER REAL>=$25K							
OTHER REAL<$25K							
PROPERTY UNDER CONST>=$25K							
PROPERTY UNDER CONST<$25K							
PLANT EQUIP>=$25K							
PLANT EQUIP<$25K							
SPECIAL TOOLING >= $25K							
SPECIAL TOOLING<$25K							
SPECIAL TEST EQUIP>=$25K							
SPECIAL TEST EQUIP<$25K							
AGENCY PECULIAR>=$25K							
AGENCY PECULIAR<$25K							
MATERIAL>=$25K (CUMULATIVE)							
PROPERTY UNDER MFR>=$25K							
PROPERTY UNDER MFR<$25K							

SIGNED BY:

(SIGNATURE) ____________________

(NAME PRINTED) ____________________

(TITLE) ____________________

DATE SIGNED:

____

(TELEPHONE) ____________________

CONTRACTOR NON-DISCLOSURE AGREEMENT

Separate Agreements are required for each Contract

Each contractor/subcontractor who may have access to non-public information under their contract shall complete the form: ***Commitment to Protect Non-Public, Sensitive Information – Contractor Agreement.***[1] The agreement is on the next page of this document.

A copy of each *Agreement* shall be submitted to the Project Officer prior to performing any work under the contract. Other copies are retained/submitted as stated in the *Agreement*.

Contractors with NIH network accounts must also upload a scanned copy of the signed *Agreement* into the NIH Security Awareness Tracking System. If you perform work under more than one contract, you must have a signed and *scanned Agreement* for each contract.

Carefully read the following directions.

To Complete the NDA Form using a DIGITAL Signature

1. Fill out the online form.
2. Using your digital signature, sign the *Agreement* form. [If unsure how to do this, fill the form out manually]
3. Save the file.
4. Once the file has been saved, remove the directions page and save it again (only retaining the *Agreement* portion of the form).
5. You are now ready to upload the signed *Agreement* form into the Security Awareness Tracking System. Refer to the directions below. Keep the original *Agreement* for your records, and distribute a copy to your NIH Project Officer **and** your Employer's Contract Management Office.

To Complete the NDA Form using a MANUAL Signature

1. Print the NDA form and fill it out.
2. Sign the *Agreement* in front of a witness and have the witness sign it.
3. Scan only the *Agreement* page of the form so that you can get a digital copy of it. Make a note of where you save the file. [Some scanners send it as an attachment to an email; others will scan directly to your computer.]
4. You are now ready to upload the signed *Agreement* form into the Security Awareness Tracking System. Refer to the directions below. Keep the original *Agreement* for your records, and distribute a copy to your NIH Project Officer **and** your Employer's Contract Management Office.

To Upload the NDA Form into the Security Awareness Tracking System:

1. Log into http://irtsectraining.nih.gov/ using your NIH ID.
2. Scroll down to "CONTRACTORS ONLY: NON-DISCLOSURE AGREEMENTS" and click on **UPLOAD NDA FORM.**
3. Type in the contract-specific information related to the *Agreement*.
4. Follow directions for uploading the Agreement using the **BROWSE** button.
5. Click **SUBMIT**

---

[1] HHS Contractor Oversight Guide
http://intranet.hhs.gov/infosec/docs/policies_guides/COG/Contractor_Oversight_Guide.pdf

ROSTER OF EMPLOYEES REQUIRING SUITABILITY INVESTIGATIONS

CAN:		Contractor:	
RFP/Contract #:		Contractor Contact:	
Contract Title:		Contractor E-mail:	
Project Officer:			
Contract Specialist:			

TO BE FILLED IN BY CONTRACTOR:						TO BE FILLED OUT BY PROJECT OFFICER and ISSO:				TO BE FILLED OUT BY CONTRACTOR:							
						Suitability Level	Investigation Type		Questionnaire Required					Existing Clearance or Application			
Last Name	First Name	e-mail	Position	Non-Disclosure Agreement Submitted (mm/dd/yyyy)	Security Awareness Training Completed (mm/dd/yyyy)	1, 5, 6	NACI, NACIC, MBI, LBI, BI	Estimated Cost	SF85 or SF85P	Questionaire Submitted (mm/dd/yyyy)	HHS Credit Release Submitted (mm/dd/yyyy)	OF 306 Submitted (mm/dd/yyyy)	Fingerprinting Completed (mm/dd/yyyy)	Agency	Clearance Level	Date	Comment

EMPLOYEE SEPARATION CHECKLIST

Contractor: ______________________ Contract No: ______________

Departing Staff Member's Name: ______________________ Separation Date: ______________

Check and complete one of the columns below as appropriate:

I. FRIENDLY SEPARATION		II. UNFRIENDLY SEPARATION	
Date *(Mandatory)*	**Action**	Date *(Mandatory)*	**Action**
	Remove all network and system access privileges.		Disable system access as quickly as possible–preferably just before the individual is notified of his or her dismissal.
	Collect any authentication tokens.		Terminate access to systems immediately when an employee notifies the Department of a resignation that is on unfriendly terms.
	Retrieve any access cards or Departmental identification badges.		Notify support functions (e.g., help desk) that an employee is no longer authorized access.
	Recover all keys.		Restrict the area and function of employees during the period between termination and leaving.
	Brief employee on continuing confidentiality and privacy responsibilities.		Immediately notify the Project Officer, appropriate NIH security officials, and the assigned IT Systems Manager of the time of removal.
	Review any employee contracts that remain valid after separation.		Request the Project Officer to have the combinations changed on all locks to which the contractor employee has access.
	Return property belonging to the United States Government.		Collect any authentication tokens.
	Identify any unique problems, filing schemes, or data backups created by the employee.		Retrieve any access cards or Departmental identification badges.
	Instruct employees on proper "clean up" procedures for their personal computers (PC) before leaving.		Recover all keys.
	Determine the employee's access termination date, and notify the Project Officer, appropriate NIH security officials, and the assigned IT Systems Manager within 24 hours of the time of termination.		Review the employee's duties and responsibilities under this contract with the Project Officer and assess the level of risk to the Government.
	Notify the Project Officer in writing upon completion of these actions.		Escort individual off premises in cases where the potential for retaliation is high.
			Notify the Project Officer in writing upon completion of these actions.

<u>CERTIFICATION</u>: By signing below, I certify that the above actions were taken on the dates indicated.

______________________ ______________________

Signature and Date Typed Name of Individual Authorized to Certify for Contractor

____

Title of Individual Authorized to Certify for Contractor